Exhibit 10.4

LAND LEASE
ARTICLE ONE        BASIC TERMS

This Article One contains the Basic Terms of this Lease between Landlord and Tenant named below. Other Articles, Sections and Paragraphs of this Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.
Section 1.01.    Date of Lease: March 13, 2019.
Section 1.02.    Landlord: BELTWAY BUSINESS PARK WAREHOUSE NO. 8, LLC, a Nevada limited liability company.

Address of Landlord:	c/o Majestic Realty Co. 13191 Crossroads Parkway North, Sixth Floor City of Industry, California 91746 Attention: Property Management
With a copy of any notices to:
c/o Majestic Realty Co.
4050 W. Sunset Road, Suite H
Las Vegas, Nevada 89118
Attention: Property Manager
Master Landlord: (See Article Seventeen) County of Clark, a political subdivision of the State of Nevada.

Section 1.03.    Tenant: SWITCH, LTD., a Nevada limited liability company.

Address of Tenant:	7135 S. Decatur Blvd. Las Vegas, Nevada 89118 Attention: Office of the General Counsel Telephone: (702) 444-4111
Section 1.04.    Property: The Property that is the subject of this Lease is that approximately 38.13 acres generally located between Jones Boulevard and Lindell Road and Badura Avenue and Roy Horn Way in Clark County, Nevada, and more particularly described on Exhibit “A” attached hereto, on which Tenant shall construct building(s), which in aggregate shall include no less than 150,000 square feet of Commercial Facilities (as defined in the Master Lease) (collectively, the “Building”). As used in this Lease, the term “Property” only refers to the land and does not include the Building or any other Improvements (defined below). The acreage of the Property, as recited in this Section 1.04, is approximate. No adjustment will be made to the Base Rent or any other amounts payable by Tenant under this Lease (or to any other provisions of this Lease) if the actual acreage, however measured, is more or less than that recited. The Property is part of larger business park known as the Las Vegas Digital Exchange Campus (formerly known as the Beltway Business Park) (the “Project”).
Section 1.05.    Term.
(a)    Lease Term:     Approximately fifty (50) years, as more particularly provided in Sections 1.05(b) and 1.05(c) below.
(b)    Lease Commencement Date:    The Lease Commencement Date (as defined in Section 2.01 below) of the Lease Term shall be the later of: (i) the date upon which the Master Lease (as defined in Section 17(a) below) is approved by the County (as defined in Section 17(a) below) or (ii) July 1, 2019. In the event the Master Lease has not been approved within ninety (90) days of the Date of Lease, Landlord may terminate this Lease upon written notice to Tenant, in

Jones Boulevard and Lindell Road
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which case this Lease shall terminate and neither party shall have any further obligations to the other under this Lease, except for those obligations which expressly survive or which were incurred before the effective date of such termination. Upon determination of the date of the actual Lease Commencement Date, Landlord and Tenant shall promptly execute a Confirmation of Lease Term and Amendment to Lease, substantially in the form of that attached as Exhibit “E” to this Lease.
(c)    Lease Expiration Date:    The expiration date of the Lease Term shall be the penultimate day of the term of the Master Lease (defined below) between Master Landlord, as landlord, and Landlord, as tenant.
Section 1.06.    Permitted Uses: (See Article Five) Only for data center construction and/or operation and/or related office administration, which together include, for example: the storage, cross-connection, and transmission of voice and data via fiber, wire, and wireless transmissions, along with supplying space, redundant power, cooling, and security for customer equipment. Subject to Tenant’s compliance with the terms of Section 5.03 below, Tenant’s Permitted Use also includes the use of diesel generators (to be located outside of the Building) for back-up power generation and the on-site, above-ground storage of fuel for such generators. Subject to Landlord’s prior written approval (which shall not be unreasonably withheld) of the plans and specifications for the components of such system located outside the Perimeter Wall (defined below) or visible from outside the Perimeter Wall, and the other applicable terms of this Lease, Tenant may also install, maintain, and operate a security system at the Property. Subject to the terms of this Lease, Tenant’s Permitted Use also includes (a) the construction of the construction of the Building and the other Improvements, (b) the fabrication of customer cabinets/cages and related hardware within the Building, (c) the installation and use of water storage tanks (to be located outside of the Building) for the operation of Tenant’s HVAC system (to be installed both inside and outside the Building), as needed, and (d) construction staging purposes.
Section 1.07.    Initial Security Deposit: None.
Section 1.08.    Tenant’s Guarantor: None.
Section 1.09.    Brokers: (See Article Thirteen)

Landlord’s Broker:	Majestic Realty Co. 4050 W. Sunset Road, Suite H Las Vegas, Nevada 89118

Tenant’s Broker:	None.
Section 1.10.    Rent and Other Charges Payable by Tenant:
(a)    BASE RENT: During the first and second Lease Years (defined below), the monthly installment of Base Rent shall be Two Hundred Eleven Thousand Four Hundred Thirty Eight Dollars and 04/100 ($211,438.04). On the first day of the third Lease Year and continuing on the first day of every other Lease Year during the Lease Term, the monthly installment of Base Rent shall be increased as provided in Section 3.02 below.
Notwithstanding any language in this Lease to the contrary, if a rental adjustment date specified in this Section 1.10(a) (or elsewhere in this Lease, including any exhibits or riders hereto) falls on a date other than the first day of a calendar month, then such rental adjustment date shall be deemed to be the first day of the calendar month in which the rental adjustment date falls, and the amount of Base Rent payable by Tenant under this Lease shall be adjusted effective as of such earlier date.
(b)    OTHER PERIODIC PAYMENTS: (i) Real Property Taxes (see Section 4.02 below); (ii) Utilities (see Section 4.03 below); (iii) Insurance Premiums (see Section 4.04 below); (iv) Maintenance Services (see Section 4.05 below); and (v) Maintenance, Repairs and Alterations (see Article Six below).
ARTICLE TWO        LEASE TERM

Section 2.01.    Lease of Property for Lease Term. The term of this Lease (the “Lease Term”) shall be as set forth in Section 1.05(a) above, shall commence on the date (the “Lease Commencement Date”) set forth in Section 1.05(b)

Jones Boulevard and Lindell Road
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Switch, Ltd.

above, and shall terminate on the date (the “Lease Expiration Date”) set forth in Section 1.05(c) above, unless sooner terminated or extended as expressly provided in this Lease. The terms and provisions of this Lease shall be effective as of the date of this Lease, except for the provisions of this Lease relating to the payment of Rent.
Section 2.02.    Early Termination Option; Construction Milestones.
(a)    If, for any reason, Tenant has not commenced construction of the Improvements, i.e., begun actual construction, as opposed to site preparation or off-site work, of the footings and foundation for the Building and, as appropriate, for the Improvements (“Construction Commencement”), by the last day of the twelfth (12th) calendar month following the Approval Date (as defined in the Master Lease), as evidenced by written confirmation from County that Construction Commencement has occurred (the “Construction Commencement Deadline”); then: (x) Landlord may, at any time during the thirty (30) day period immediately following the Construction Commencement Deadline, so long as construction has not commenced prior to the effective date of Landlord’s termination notice required by this Section 2.02, cancel and terminate this Lease upon written notice to Tenant, in which case this Lease shall terminate and neither party shall have any further obligations to the other under this Lease, except for those obligations which expressly survive or which were incurred before the effective date of such termination, and (y) Tenant shall immediately pay to Landlord, upon demand from Landlord to Tenant therefor, liquidated damages as identified below in Section 2.02(c) below.
(b)    Tenant hereby covenants and agrees that, following Construction Commencement, Tenant shall continuously use best efforts to prosecute construction of the Building and Improvements until final completion in compliance with all deadlines and timing milestones, and in compliance with the construction and work standards specified in this Lease and in the Master Lease or by any applicable governmental authorities. In compliance with the preceding sentence, Tenant shall complete, as may be evidenced, in each case, by a certificate from an independent engineer selected by Landlord, (i) twenty five percent (25%) of all Building and Improvement construction by that certain date that is six (6) calendar months after the Construction Commencement Deadline (the “Twenty Five Percent Completion Deadline”), (ii), fifty percent (50%) of all Building and Improvement construction by that certain date that is twelve (12) calendar months after the Construction Commencement Deadline (the “Fifty Percent Completion Deadline”), and (iii) one hundred percent (100%) of all Building and Improvement construction by that certain date that is twenty four (24) calendar months after the Construction Commencement Deadline (the “One Hundred Percent Completion Deadline”). The terms Construction Commencement Deadline, Twenty Five Percent Completion Deadline, Fifty Percent Completion Deadline, and One Hundred Percent Completion Deadline are referred to in this Lease collectively as, the “Milestone Deadlines”. In the event Tenant fails to satisfy the Twenty Five Percent Completion Deadline, the Fifty Percent Completion Deadline or the One Hundred Percent Completion Deadline, then (x) Landlord may cancel and terminate this Lease (as to the entire Property or a portion thereof with respect to any one or more Undeveloped Portions as defined in the Master Lease) upon written notice to Tenant, in which case this Lease shall terminate and neither party shall have any further obligations to the other under this Lease, except for those obligations, including, without limitation, with regard to liquidated damages as specified below, which expressly survive or which were incurred before the effective date of such termination, and (y) Tenant shall immediately pay to Landlord, upon demand from Landlord to Tenant therefor, liquidated damages as identified below in Section 2.02(c) below.
(c)    IF TENANT FAILS TO COMPLY WITH ANY OF THE MILESTONE DEADLINES THEN, IMMEDIATELY UPON DEMAND THEREFOR FROM LANDLORD TO TENANT, TENANT SHALL PAY TO LANDLORD, AS LIQUIDATED DAMAGES, THE SUM OF: (i) TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($2,500,000.00) IF TENANT FAILS TO COMPLY WITH THE CONSTRUCTION COMMENCEMENT DEADLINE, OR (ii) TEN MILLION AND 00/100 DOLLARS ($10,000,000.00) AS A ONE-TIME, NON-CUMULATIVE PAYMENT IF TENANT FAILS TO COMPLY WITH THE TWENTY FIVE PERCENT COMPLETION DEADLINE, THE FIFTY PERCENT COMPLETION DEADLINE OR THE ONE HUNDRED PERCENT COMPLETION DEADLINE, WHICH AMOUNT IN EACH CASE LANDLORD AND TENANT AGREE SHALL BE PAID TO LANDLORD AS COMPENSATION FOR THE NEGATIVE IMPACT UPON LANDLORD DERIVING FROM TENANT’S FAILURE TO TIMELY COMMENCE OR PROSECUTE, AS APPLICABLE, CONSTRUCTION AS REQUIRED UNDER THIS LEASE, IT BEING IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE ACTUAL DAMAGES TO BE SUFFERED BY LANDLORD AS A RESULT OF TENANT’S FAILURE TO TIMELY COMPLY WITH THE MILESTONE DEADLINES AND THAT UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS LEASE, THE LIQUIDATED DAMAGES PROVIDED FOR IN THIS SECTION REPRESENT A REASONABLE ESTIMATE OF THE DAMAGES WHICH LANDLORD WOULD INCUR AS A RESULT OF TENANT’S FAILURE TO COMPLY WITH THE MILESTONE DEADLINES. THEREFORE, LANDLORD AND TENANT DO HEREBY AGREE THAT A REASONABLE

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ESTIMATE OF THE DETRIMENT THAT LANDLORD WOULD SUFFER IN THE EVENT THAT TENANT FAILS TO TIMELY COMPLY WITH THE MILESTONE DEADLINES IS AN AMOUNT EQUAL TO THE LIQUIDATED DAMAGES PROVIDED FOR IN THIS SECTION. THE PAYMENT OF SUCH AMOUNT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY, BUT IS INTENDED TO CONSTITUTE REASONABLE LIQUIDATED DAMAGES TO LANDLORD. AT ALL TIMES PRIOR TO TENANT’S FINAL COMPLETION OF THE BUILDING AND IMPROVEMENTS, TENANT SHALL OBTAIN AND DELIVER TO LANDLORD, AND MAINTAIN EFFECTIVE, FOR LANDLORD’S BENEFIT, A THIRD-PARTY BOND OR LETTER OF CREDIT FROM AN UNAFFILIATED, REPUTABLE SURETY OR FINANCIAL INSTITUTION APPROVED BY LANDLORD IN ITS REASONABLE DISCRETION, IN THE AMOUNT OF THE LIQUIDATED DAMAGES SET FORTH IN THIS PARAGRAPH. IN THE EVENT TENANT FAILS TO PAY THE LIQUIDATED DAMAGES REQUIRED HEREBY OR FAILS TO SATSIFY ANY OF ITS OTHER MONETARY OF NON-MONETARY OBLIGATIONS UNDER THIS LEASE FOLLOWING ITS FAILURE TO COMPLY WITH ANY OF THE MILESTONE DEADLINES (INCLUDING, WITHOUT LIMITATION, THE RAZING COVENANT AND THE SPRINGING SECURITY DEPOSIT), LANDLORD SHALL HAVE THE RIGHT TO DRAW UPON SUCH BOND OR LETTER OF CREDIT.

Landlord’s Initials	Tenant’s Initials

(d)    Tenant may, at any time prior to the first (1st) day of the seventh (7th) calendar month following the Approval Date (the “Tenant Termination Period”), so long as Construction Commencement has not occurred, cancel and terminate this Lease upon written notice to Landlord, in which case this Lease shall terminate and neither party shall have any further obligations to the other under this Lease, except for those obligations which expressly survive or which were incurred before the effective date of such termination.
Section 2.03.    Holding Over. If Tenant holds over after the expiration or earlier termination of this Lease, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to one hundred fifty percent (150%) of the Base Rent applicable immediately before the expiration of the Lease Term. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Nothing contained in this Section 2.03 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Property to Landlord as provided in this Lease upon the expiration or earlier termination of this Lease. The provisions of this Section 2.03 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Property upon the termination or expiration of this Lease in the condition required by Sections 6.06 and 10.07 of this Lease, without the written consent of Landlord or pursuant to the provisions of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys’ fees) and liability pertaining to any third-party claims resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon Tenant’s failure to surrender, whether such loss is the result of a judgment against Landlord, the settlement of any litigation brought against Landlord by a succeeding tenant or other third party, or otherwise.
ARTICLE THREE    BASE RENT

Section 3.01.    Time and Manner of Payment. Upon execution of this Lease, Tenant shall pay Landlord monthly Base Rent in the amount stated in Section 1.10(a) above for the first full calendar month of the Lease Term. On the first day of the second full calendar month of the Lease Term and each month thereafter, Tenant shall pay Landlord the monthly Base Rent, in advance, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord’s address or at such other place as Landlord may designate in writing. The term “Lease Month” shall mean each consecutive calendar month during the Lease Term (including any partial calendar month at the inception of the Lease Term), with the first Lease Month commencing on the Lease Commencement Date. For purposes of this Lease, the term “Lease Year” shall mean, with respect to the first Lease Year, the period commencing on the Lease Commencement Date and ending on the last day of the twelfth (12th) calendar month following the month in which the Lease Commencement Date falls (unless the Lease Commencement Date falls on the first day of a calendar month, in which case the first Lease Year will end on the last day of the twelfth (12th) Lease Month), and with respect to subsequent Lease Years, each consecutive twelve (12) month period during the Lease Term

Jones Boulevard and Lindell Road
Las Vegas, Nevada
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following the first Lease Year. If the Lease Commencement Date is a day other than the first day of a calendar month, then (1) the Lease Term shall include the number of months stated (or the number of months included within the number of years stated) in Section 1.05 above, plus the partial Lease Month in which the Lease Commencement Date falls, and (1) the Base Rent and Additional Rent for such partial Lease Month shall be prorated based on the number of days in such calendar month and shall be payable on the Lease Commencement Date.
Section 3.02.    Cost of Living Increases. At the rental adjustment intervals described in Section 1.10 (a) of this Lease (for purposes of this Section 3.02, each a “Rental Adjustment Date”), the Base Rent shall be increased in accordance with the increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (all items for the geographical Statistical Area in which the Property is located on the basis of 1982-1984=100) (the “Index”) as follows:
(a)    The Base Rent (the “Comparison Base Rent”) in effect immediately before each applicable Rental Adjustment Date shall be increased by the percentage that the Index has increased from the date (the “Comparison Date”) on which payment of the Comparison Base Rent began through the month in which the applicable Rental Adjustment Date occurs. The Base Rent shall not be reduced by reason of such computation. Landlord shall notify Tenant of each increase by a written statement which shall include the Index for the applicable Comparison Date, the Index for the applicable Rental Adjustment Date, the percentage increase between those two Indices, and the new Base Rent.
(b)    Tenant shall pay the new Base Rent from the applicable Rental Adjustment Date until the next Rental Adjustment Date. Landlord’s notice may be given after the applicable Rental Adjustment Date of the increase, and Tenant shall pay Landlord the accrued rental adjustment for the months elapsed between the effective date of the increase and Landlord’s notice of such increase within ten (10) days after Landlord’s notice. If the format or components of the Index are materially changed after the Lease Commencement Date, Landlord shall substitute an index which is published by the Bureau of Labor Statistics or similar agency and which is most nearly equivalent to the Index in effect on the Lease Commencement Date. The substitute index shall be used to calculate the increase in the Base Rent unless Tenant objects to such index in writing within fifteen (15) days after receipt of Landlord’s notice. If Tenant objects, Landlord and Tenant shall submit the selection of the substitute index for binding arbitration in accordance with the rules and regulations of the American Arbitration Association at its office closest to the Property. The costs of arbitration shall be borne equally by Landlord and Tenant.
(c)    Notwithstanding any language to the contrary in this Section 3.02, the period of time between the Comparison Date and the applicable Rental Adjustment Date will never be shorter than the rental adjustment intervals stated in Section 1.10 (a) above. For example, because the rental adjustment intervals in Section 1.10(a) are twenty-four (24) months, then the Comparison Date will be a date not less than twenty-four (24) full months prior to the applicable Rental Adjustment Date.
Section 3.03.    Springing Security Deposit.
(a)    If at any time during the Lease Term Tenant’s tangible net worth is less than One Hundred Million Dollars ($100,000,000.00), Tenant shall deposit with Landlord a cash security deposit of Ten Million and 00/100 Dollars ($10,000,000.00), in Constant Dollars (the “Springing Security Deposit”). Landlord may apply all or part of the Springing Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant, or to fulfill Tenant’s obligations with respect to the Razing Covenant (as defined in Section 6.06 below). If Landlord uses any part of the Springing Security Deposit, Tenant shall restore the Springing Security Deposit to its full amount within ten (10) days after Landlord’s written request. Tenant’s failure to do so shall be a material default under this Lease. No interest shall be paid on the Springing Security Deposit. Landlord shall not be required to keep the Springing Security Deposit separate from its other accounts and no trust relationship is created with respect to the Springing Security Deposit. In the event at any time following Tenant’s deposit of the Springing Security Deposit, Tenant’s tangible net worth exceeds Two Hundred Million Dollars ($200,000,000.00), Landlord shall return the Springing Security Deposit to Tenant in full; provided, however, that at all times thereafter the tangible net worth threshold that Tenant must maintain to avoid the requirement to deposit the Springing Security Deposit with Landlord pursuant to this Section 3.03(a) shall be Two Hundred Million Dollars ($200,000,000.00).
(b)    At Tenant’s election, in lieu of a cash Springing Security Deposit, Tenant may deliver to Landlord (as beneficiary), an irrevocable standby letter of credit (the “Letter of Credit”), substantially in the form of that attached as Exhibit “H” to this Lease.

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The Letter of Credit shall be, among other things:
(i)    subject to the Uniform Customs and Practices for Documentary Credits, International Chamber of Commerce Publication No. 600 (2007 Revision) or any subsequent revision;
(ii)    irrevocable and unconditional;
(iii)    in the amount of the Springing Security Deposit;
(iv)    conditioned for payment solely upon presentation of the Letter of Credit, a sight draft, and a written statement from Landlord that the amount to be drawn is due and owing to Landlord under the terms of this Lease; and
(v)    transferable one or more times by Landlord without the consent of Tenant.
Tenant acknowledges and agrees that it shall pay upon Landlord’s demand, as Additional Rent, any and all costs or fees charged in connection with the Letter of Credit that arise due to: (i) Landlord’s sale or transfer of all or a portion of the Property; or (ii) the addition, deletion, or modification of any beneficiaries under the Letter of Credit.
The Letter of Credit shall be issued by a commercial bank or trust company reasonably satisfactory to Landlord, having offices (or a confirming bank) at which the Letter of Credit may be drawn upon in Los Angeles, California, and having a Moody’s rating of at least “A-3” (or other comparable rating).
The Letter of Credit shall expire not earlier than twelve (12) months after the date of delivery thereof to Landlord, and shall provide that the same shall be automatically renewed for successive twelve (12)-month periods through a date which is not earlier than sixty (60) days after the expiration date of this Lease, or any renewal or extension thereof, unless written notice of nonrenewal has been given by the issuing bank to Landlord by certified mail, return receipt requested, not less than sixty (60) days prior to the expiration of the current period. If the issuing bank does not renew the Letter of Credit, and if Tenant does not deliver a substitute Letter of Credit at least thirty (30) days prior to the expiration of the current period, then, in addition to its rights granted under this Section 3.03 above, Landlord shall have the right to draw on the existing Letter of Credit.
Landlord may use, apply, or retain the proceeds of the Letter of Credit to the same extent that Landlord may use, apply, or retain the cash Springing Security Deposit, as set forth above in this Section 3.03. Landlord may draw on the Letter of Credit, in whole or in part, from time to time, at Landlord’s election; and if Landlord partially draws down the Letter of Credit, Tenant shall, within fifteen (15) days after Landlord gives Tenant notice thereof, restore all amounts drawn by Landlord, or substitute cash security instead.
Tenant hereby agrees to cooperate, at its expense, with Landlord to promptly execute and deliver to Landlord any and all modifications, amendments, and replacements of the Letter of Credit, as Landlord may reasonably request to carry out the terms and conditions of this Section 3.03.
Section 3.04.    Application of Payments. Unless otherwise designated by Landlord in its sole discretion, all payments received by Landlord from Tenant shall be applied to the oldest payment obligation owed by Tenant to Landlord. No designation by Tenant, either in a separate writing or on a check or money order, shall modify this section or have any force or effect.
Section 3.05.    Termination; Advance Payments. Upon termination of this Lease under Article Seven (Damage or Destruction) of this Lease, or under Article Eight (Condemnation) of this Lease, or any other termination not resulting from Tenant’s default, and after Tenant has vacated the Property in the manner required by this Lease, Landlord shall refund or credit to Tenant (or Tenant’s successor) the unused portion of the Springing Security Deposit, any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid for Real Property Taxes (defined below) and insurance which apply to any time periods after termination of this Lease.

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ARTICLE FOUR     OTHER CHARGES PAYABLE BY TENANT

Section 4.01.    Additional Rent. All charges payable by Tenant other than Base Rent are called “Additional Rent.” Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. The term “rent” or “Rent” shall mean Base Rent and Additional Rent. Without limitation on other obligations of Tenant that shall survive the expiration or earlier termination of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article Four shall survive the expiration or earlier termination of the Lease Term. The failure of Landlord to timely furnish Tenant the amount of the Additional Rent shall not preclude Landlord from enforcing its rights to collect such Additional Rent.
Section 4.02.    Property Taxes.
(a)    Real Property Taxes. Tenant shall pay all Real Property Taxes on the Property (including any fees, taxes or assessments against, or as a result of, any Improvements installed on the Property by or for the benefit of Tenant) during the Lease Term. Subject to Section 4.02(c) and Section 4.08 below, such payment shall be made at least ten (10) days prior to the delinquency date of such taxes. Within such ten (10)-day period, Tenant shall furnish Landlord with satisfactory evidence that the Real Property Taxes have been paid. Landlord shall reimburse Tenant for any Real Property Taxes paid by Tenant covering any period of time before or after the Lease Term. Alternatively, Landlord may elect to bill Tenant in advance for such taxes and Tenant shall pay Landlord the amount of such taxes, as Additional Rent, at least ten (10) days before the due date of such taxes. Landlord shall pay such taxes prior to such delinquency date, provided Tenant has timely made payment to Landlord. Any penalty caused by Tenant’s failure to timely make such payments shall also be Additional Rent owed by Tenant immediately upon demand.
(b)    Definition of “Real Property Tax.” “Real Property Tax” means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax on the Landlord’s right to receive, or the receipt of, rent or income from the Property or against Landlord’s business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction or based upon a re-assessment of the Property due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord’s interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of Real Property Tax. “Real Property Tax” does not, however, include Landlord’s federal or state income, franchise, inheritance or estate taxes.
(c)    Personal Property Taxes.
(i)    Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall diligently pursue the separate assessment of such personal property, so that it is taxed separately from the Property.
(ii)    If any of Tenant’s personal property is taxed with the Property and Landlord pays such taxes directly to the taxing authority, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.
Section 4.03.    Utilities. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, fiber optic, cable or other telecommunications or data delivery services, water, refuse disposal and other utilities and services supplied to the Property. Tenant acknowledges and agrees that (1) this Lease is entirely separate and distinct from and independent of any and all agreements that Tenant may at any time enter into with any third party for the provision of utility services or any other services, and (2) Landlord has no obligation of any kind concerning the provision of any such services, except that Landlord may not interfere with the provision of such services. Landlord shall not be liable for any failure to furnish, stoppage of, or interruption in furnishing any of the services or utilities described in this Section 4.03, when such failure is caused by accident, breakage, repairs, strikes, lockouts, labor disputes, labor disturbances, governmental regulation, civil disturbances, terrorist acts, acts of war, moratorium or other governmental action, or any other cause beyond Landlord’s reasonable control, and, in such event, Tenant shall not be entitled to any damages nor shall any failure or interruption abate or suspend Tenant’s obligation to pay rent as required under this Lease or constitute or be construed as a constructive or other eviction of Tenant. Further, in the event any governmental authority or public utility promulgates

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or revises any law, ordinance, rule or regulation, or issues mandatory controls relating to the use or conservation of energy, water, gas, light or electricity, the reduction of automobile or other emissions, or the provision of any other utility or service, Landlord may take any reasonably appropriate action to comply with such law, ordinance, rule, regulation, mandatory control without affecting Tenant’s obligations under this Lease. If, at any time during the Lease Term any governmental authority imposes a Carbon Tax (defined below) or similar imposition on Landlord’s or Tenant’s, as applicable, ownership or operation of the Building or Project, Tenant shall pay its proportionate share of such imposition, as Additional Rent. If, at any time during the Lease Term Landlord incurs any Carbon Offset Costs (defined below), Tenant shall pay its proportionate share of the same, as Additional Rent. Similarly, if Landlord receives any carbon credit (tradable units or otherwise) based on Tenant’s ownership and operation of the Building, Landlord shall disclaim any such benefit and provide the same to Tenant. As used in this Lease, “Carbon Tax” means the aggregate of all taxes, rates, duties, levies, fees, charges, and assessments whatsoever, imposed, assessed, levied, confirmed, rated, or charged against or in respect of the consumption at the Building of electricity, natural gas, propane, or any other fossil fuel used to produce energy, heat, light, or electricity for the Building or any part of it or levied in lieu thereof and levied against Landlord, Tenant or the Building by any local, state, or federal government or any agency thereof with jurisdiction. As used in this Lease, “Carbon Offset Costs” means the cost of purchasing tradable units, where the purchase of such tradable units is necessary to ensure compliance of the Building with any required target greenhouse gas emission level or energy consumption level as prescribed by Applicable Law. Under no circumstances shall Landlord be responsible for, and Tenant waives any rights with respect to, providing security or other protection for Tenant or its employees, invitees or property in or about the Property or the Building.
Section 4.04.    Insurance Policies.
(a)    Liability Insurance. During the Lease Term, Tenant, at Tenant’s sole cost and expense, shall maintain a policy of commercial general liability insurance (or its equivalent) insuring Tenant against liability for bodily injury, property damage (including loss of use of property) and personal injury arising out of the operation, use or occupancy of the Property. Tenant shall name Landlord (and any affiliate of Landlord designated by Landlord) as an additional insured under such policy, and Tenant shall provide Landlord with an appropriate “additional insured” endorsement to Tenant’s liability insurance policy (in a form acceptable to Landlord) not less than ten (10) business days prior to Tenant’s occupancy of the Property. The initial amount of such insurance shall be Three Million Dollars ($3,000,000.00) per occurrence and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of Landlord’s professional insurance advisors and other relevant factors; provided, however, that such increases shall not exceed those increases imposed by prudent owners of like properties in the Las Vegas metropolitan area. The liability insurance obtained by Tenant under this Section 4.04(a): shall (i) be primary and non-contributing; (ii) contain a “separation of insureds” clause (or equivalent); (iii) contain contractual liability coverage respecting Tenant’s indemnity obligations under Section 5.05 below; and (iv) not have a deductible amount in excess of Ten Thousand Dollars ($10,000.00) in Constant Dollars. Tenant may satisfy its obligations under this Section through the use of a combination of primary and excess or umbrella coverage. The amount and coverage of such insurance shall not limit Tenant’s liability nor relieve Tenant of any other obligation under this Lease. Landlord may also obtain commercial general liability insurance in an amount and with coverage determined by Landlord, insuring Landlord against liability arising out of ownership, operation, use or occupancy of the Property. The policy obtained by Landlord shall not be contributory and shall not provide primary insurance.
(b)    Property Insurance. During the Lease Term, Tenant shall maintain policies of insurance covering loss of or damage to the Improvements (including Builder’s Risk property insurance during construction of the Improvements, as required in the attached Tenant Work Letter), and all other real property improvements constructed by Landlord or Tenant on the Property in the full amount of their replacement value, with such policies providing protection against loss or damage due to fire or other casualties covered within the classification of fire, extended coverage, vandalism, malicious mischief, sprinkler leakage and any other perils which Landlord, Landlord’s mortgage lender (if any) or ground lessor deems necessary, and with such policies to include the following endorsements: Ordinance or Law, Boiler and Machinery, and Legal Liability. Landlord shall have the right to request that Tenant also obtain, at Tenant’s cost, terrorism, flood and earthquake insurance and other forms of insurance as required by any lender holding a security interest in the Property or any ground lessor. During the Lease Term, Tenant shall also maintain a business income insurance policy, with loss payable to Tenant, in an amount equal to a minimum of one year’s Base Rent, plus estimated Real Property Taxes and insurance premiums. All policies of Tenant required under this Section 4.04(b) shall (a) contain an agreed value or amount endorsement in lieu of a co-insurance clause (with an initial amount acceptable to Landlord and Landlord’s mortgage lender, if any), (b) be written as primary policies, not contributing with and not supplemental to any property insurance coverage that Landlord may carry, and (c) contain a replacement cost endorsement with an initial stated value in an amount acceptable to Landlord and Landlord’s

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mortgage lender (if any). Tenant shall be responsible for payment of the entirety of any deductible amount under Tenant’s insurance policies, and such deductible amount shall not exceed the sum of $10,000.00. Not more frequently than annually, Tenant will increase the amount of the agreed amount endorsements (and the amount of the stated value of the replacement cost endorsements) as may be required by Landlord or Landlord’s mortgage lender (if any) to keep abreast of increasing values and construction costs. Tenant shall not do or permit anything to be done which invalidates any such insurance policies.
(c)    Payment of Premiums. Subject to Section 4.08 below, Tenant shall pay all premiums for the insurance policies described in Sections 4.04(a) and (b) above, except Landlord shall pay all premiums for non-primary commercial general liability insurance which Landlord elects to obtain as provided in Section 4.04(a) above. Within ten (10) business days following full execution and delivery of this Lease, Tenant shall deliver to Landlord certificates of insurance (in form acceptable to Landlord) executed by an authorized officer or agent of the insurance company, certifying that the insurance that Tenant is required to maintain under this Section 4.04 is in full force and effect and containing such other information Landlord reasonably requires; provided, however, that with respect to the property insurance for the Improvements, evidence of such insurance need not be provided until the commencement of construction. At least thirty (30) days prior to the expiration of any insurance coverage Tenant is required to maintain under this Section 4.04, Tenant shall deliver to Landlord a certificate of insurance (in form acceptable to Landlord) evidencing the timely renewal of such coverage.
(d)    General Insurance Provisions.
(i)    Any insurance that Tenant is required to maintain under this Lease shall include a provision (by endorsement, if necessary) that requires the insurance carrier to give Landlord and Landlord’s lender (if requested) not less than thirty (30) days’ written notice prior to any cancellation or modification of such coverage, including the cancellation or modification of any required endorsements.
(ii)    If Tenant fails to deliver to Landlord or Landlord’s lender (if requested) any certificate or endorsement required under this Lease within the prescribed time period or if any such policy is canceled or modified during the Lease Term without Landlord’s consent or if the scope and limits of the insurance coverage evidenced by any such policy, certificate or renewal fails to comply with the requirements of this Section 4.04, Landlord may obtain such insurance for Landlord’s sole benefit, in which case Tenant shall reimburse Landlord for the cost of such insurance within fifteen (15) days after receipt of a statement that indicates the cost of such insurance. If Tenant fails to carry the required insurance, such failure shall automatically be deemed to be a covenant by Tenant to self-insure such required coverage, with a full waiver of subrogation in favor of Landlord (in the case of deemed self-insurance of Tenant’s required property insurance); provided, however, that such failure shall remain a breach of this Lease unless cured by Tenant and any such deemed covenant to “self-insure” shall not be construed to grant Tenant the right to self-insure any of its insurance obligations under this Lease.
(iii)    Tenant shall maintain all insurance required under this Lease with companies duly authorized to issue insurance policies in the State in which the Property is located and holding a Financial Strength Rating of “A” or better, and a Financial Size Category of “XII” or larger, based on the most recent published ratings of the A.M. Best Company. Landlord and Tenant acknowledge the insurance markets are rapidly changing and that insurance in the form and amounts described in this Section 4.04 may not be available in the future. Tenant acknowledges that the insurance described in this Section 4.04 is for the primary benefit of Landlord. If at any time during the Lease Term, Tenant is unable to obtain and maintain the insurance required under this Lease, Tenant shall nevertheless maintain insurance coverage which is customary and commercially reasonable in the insurance industry for Tenant’s type of business, as that coverage may change from time to time. Landlord makes no representation as to the adequacy of such insurance to protect Landlord’s or Tenant’s interests. If Tenant believes that any such insurance coverage is inadequate, Tenant shall obtain any such additional property or liability insurance which Tenant deems necessary to protect Landlord and Tenant.
(iv)    Unless prohibited under any applicable insurance policies maintained and notwithstanding anything in this Lease to the contrary, Landlord and Tenant each hereby waives any and all rights of recovery against the other, or against the members, managers, officers, employees, agents or representatives of the other (whether such right of recovery arises from a claim based on negligence or otherwise), for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver of subrogation.

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(v)    Tenant shall not do or permit to be done any act or thing upon the Property or the Project which would (a) jeopardize or be in conflict with the property insurance policies covering the Property and the Improvements; or (b) subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being conducted at the Property.
(vi)    Tenant shall, at its sole cost and expense, keep in full force and effect during the Lease Term the following additional coverage: (1) workers’ compensation insurance as required by state law; (2) employer’s liability insurance, with a limit of One Million Dollars ($1,000,000) each accident, One Million Dollars ($1,000,000) policy limit, and One Million Dollars ($1,000,000) each employee for all persons employed by Tenant who may come onto or occupy the Property; and (3) commercial auto liability insurance with a limit of One Million Dollars ($1,000,000) in the aggregate for bodily injury and property damage, including owned, non-owned, and hired auto liability coverage for such vehicles driven on and around the Property (if Tenant does not own company vehicles, a letter to that effect from an officer or principal of Tenant, in addition to proof of non-owned and hired auto liability coverage is required). The limits of the liability insurance described in this Section 4.04(d)(vi) shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of Landlord’s professional insurance advisors and other relevant factors; provided, however, that such increases shall not exceed those increases imposed by prudent owners of like properties in the Las Vegas metropolitan area.
(vii)    If Tenant carries any of the insurance required hereunder in the form of a blanket policy, any certificate required hereunder shall make specific reference to the Property; provided, however, the blanket policy carried with respect to the insurance required by Tenant hereunder shall contain a “per location” endorsement assuring that any aggregate limit under such blanket policy shall apply separately to the Property and that the insurer thereunder shall provide written notice to Landlord if the available portion of such aggregate is reduced to less than the minimum amounts required under Section 4.04(a) above by either payment of claims or the establishment of reserves for claims (in which case Tenant shall be obligated to take immediate steps to increase the amount of its insurance coverage in order to satisfy the minimum requirements set forth in Section 4.04(a) above).
Section 4.05.    Maintenance Services. Consistent with the provisions of Section 6.04 below, Tenant shall maintain or otherwise be responsible for, at Tenant’s sole cost and expense, the following items: (i) the landscaping (including without limiting to gardening, tree trimming, replacement or repair of landscaping, landscape irrigation systems, gopher control and similar items) located at the Property; (ii) association dues, if any; (iii) utilities for the landscaped areas (including, without limitation, utilities for landscape watering and lighting); and (iv) sweeping, cleaning, repairing, resurfacing and repaving of driveways, parking areas, yard areas, load areas and other outdoor paved or covered surfaces and/or roads located at the Property. With respect to the above maintenance items located in the Perimeter Maintenance Area (defined below), Tenant’s obligations under this Section 4.05 shall be discharged according to customary standards for the Project and to Landlord’s reasonable satisfaction.
With respect to the maintenance items described above, but only to the extent located outside of the enclosed wall to be constructed by Tenant around the Building at the Property (the “Perimeter Maintenance Area”), if Landlord reasonably determines that Tenant has failed to maintain the Property as required above in accordance with the Project’s customary standards, by written notice to Tenant of its election to perform such work itself Landlord may assume responsibility for such work. In connection with Landlord’s assumed obligations under this Section 4.05, Landlord may enter into a contract with a contractor/maintenance provider of Landlord’s choice to provide some (but not necessarily all) of the maintenance services listed above for the Perimeter Maintenance Area. In the event Landlord elects to assume the maintenance obligations described above with respect to the Perimeter Maintenance Area, Landlord shall have the right to collect monthly from Tenant, as Additional Rent, an administrative fee equal to fifteen percent (15%) of the monthly cost of the maintenance work. In the event Landlord elects to assume the maintenance obligations described above with respect to the Perimeter Maintenance Area, (i) Tenant shall pay to Landlord, as Additional Rent, within ten (10) days after demand, the cost for the above-referenced maintenance services, and (ii) Tenant agrees to pay monthly to Landlord, as Additional Rent, an amount (the “Monthly Maintenance Fee”) for the routine landscaping and sweeping and cleaning of the Property’s outdoor paved areas located within the Perimeter Maintenance Area. Tenant shall make such payment together with Tenant’s monthly Base Rent payment. It is the understanding of the parties that the Monthly Maintenance Fee only pertains to routine duties and that Landlord may incur similar expenses in addition to the Monthly Maintenance Fee in meeting its assumed obligations set forth above.
Section 4.06.    Late Charges. Tenant’s failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not

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limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within ten (10) days after it becomes due, Tenant shall pay Landlord a late charge equal to ten percent (10%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment. If Tenant shall be served with a demand for payment of past due rent or any other charge, any payments tendered thereafter to cure any default of Tenant shall be made only by cashier’s check, wire transfer, or other immediately available funds. Notwithstanding the above, Landlord agrees not to impose such late charge unless, immediately after its receipt of written notice from Landlord, Tenant fails to deliver such delinquent payment by nationally recognized commercial overnight courier (for not later than 2-day delivery); provided, however, that Landlord is under no obligation to provide more than one (1) such notice in any consecutive 12-month period.
Section 4.07.    Interest on Past Due Obligations. In addition to any late charge imposed pursuant to Section 4.06 above, any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount (“Interest”); provided, however, that no interest shall be payable on any late charges imposed on Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Section 4.07, or any other charge or payment due under this Lease which may be deemed or construed as interest, is higher than the rate permitted by law, such interest rate is hereby decreased to the maximum legal interest rate permitted by law.
Section 4.08.    Impounds for Real Property Taxes. If requested by any ground lessor or lender to whom Landlord has granted a security interest in the Property, or if Tenant is more than ten (10) days late in the payment of rent more than once in any consecutive twelve (12) month period, Tenant shall pay Landlord a sum equal to one‑twelfth (l/12) of the annual Real Property Taxes payable by Tenant under this Lease, together with each payment of Base Rent. Landlord shall hold such payments in a non‑interest bearing impound account, and in such case pay such Real Property Taxes to the applicable taxing authority when due. Assuming a sum sufficient to pay such tax bill has been paid by Tenant, in such an event Tenant shall not be responsible for non-payment of such Real Property Taxes by Landlord or any resulting penalties or interest. If unknown, Landlord shall reasonably estimate the amount of Real Property Taxes when due. Tenant shall pay any deficiency of funds in the impound account to Landlord upon written request. If Tenant defaults under this Lease, Landlord may apply any funds in the impound account to any obligation then due under this Lease.
ARTICLE FIVE        USE OF PROPERTY

Section 5.01.    Permitted Uses. Tenant may use the Property only for the Permitted Uses set forth in Section 1.06 above; provided that such Permitted Uses (i) do not decrease the value of the Property; (ii) do not create any risk of Environmental Damages or Hazardous Material contamination on the Property beyond that contemplated by the Permitted Use (which includes the above-ground storage of diesel fuel for Tenant’s emergency power generators and the storage of water for Tenant’s HVAC system); (iii) do not create obnoxious (as to a reasonable person) odors or noise; (iv) do not include storage of tires, chemicals (other than those permitted under Section 5.03 below) or explosives or other products made with like materials; and (v) do not involve fabrication or manufacturing, except as expressly permitted in Section 1.06 above.
Section 5.02.    Manner of Use. Tenant shall not cause or permit the Property to be improved, developed, or used in any way which constitutes a violation of any law, statute, ordinance, or governmental regulation or order, or other governmental requirement now in force or which may hereafter be enacted or promulgated, including, without limitation, any “green building” ordinance, law or regulation (collectively, “Applicable Laws”), or which unreasonably interferes with the rights of other tenants of Landlord, or which constitutes a nuisance or waste. Consistent with the terms of Article Fourteen below and the Tenant Work Letter attached as an exhibit to this Lease, Tenant shall obtain and pay for all permits and approvals needed to construct the Improvements. Tenant shall obtain and pay for all permits required for Tenant’s occupancy of the Building, and for all business licenses relating to Tenant’s occupancy of the Building and the operation of its business, and shall promptly take all actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including without limiting to the Occupational Safety and Health Act.
Tenant shall, at its sole cost and expense, promptly comply with any Applicable Laws which relate to (or are triggered by) (i) Tenant’s use of the Property, and (ii) any alteration or any Improvements made by Tenant or at the request of Tenant.

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Should any standard or regulation now or hereafter be imposed on Tenant by any federal, state or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any Applicable Laws, shall be conclusive of that fact as between Landlord and Tenant.
Section 5.03.    Hazardous Materials.
5.03.1    Definitions.
A.    “Hazardous Material” means any substance, whether solid, liquid or gaseous in nature:
(i)    the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action, policy or common law; or
(ii)    which is or becomes defined as a “hazardous waste,” “hazardous substance,” pollutant or contaminant under any federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. section 9601 et seq.) and/or the Resource Conservation and Recovery Act (42 U.S.C. section 6901 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. section 1251 et seq.), the Clean Air Act (42 U.S.C. section 7401 et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. section 2601 et seq.), and the Occupational Safety and Health Act (29 U.S.C. section 651 et seq.), as these laws have been amended or supplemented; or
(iii)    which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous or is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of Nevada or any political subdivision thereof; or
(iv)    the presence of which on the Property or the Project causes or threatens to cause a nuisance upon the Property, the Project or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the Property; or
(v)    the presence of which on adjacent properties could constitute a trespass by Tenant; or
(vi)    without limitation which contains gasoline, diesel fuel or other petroleum hydrocarbons; or
(vii)    without limitation which contains polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde foam insulation; or
(viii)    without limitation which contains radon gas.
B.    “Environmental Requirements” means all applicable present and future:
(i)    statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises, and similar items (including, but not limited to those pertaining to reporting, licensing, permitting, investigation and remediation), of all Governmental Agencies relating to the environment or the protection of human health; and
(ii)    all applicable judicial, administrative, and regulatory decrees, judgments, and orders relating to the protection of human health or the environment, including, without limitation, all requirements pertaining to emissions, discharges, releases, or threatened releases of Hazardous Materials or chemical substances into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Hazardous Materials or chemical substances.

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C.    “Environmental Damages” means all claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs, and expenses (including the expense of investigation and defense of any claim, whether or not such claim is ultimately defeated, or the amount of any good faith settlement or judgment arising from any such claim) of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable (including without limitation reasonable attorneys’ fees and disbursements and consultants’ fees) any of which are incurred at any time as a result of the existence of Hazardous Material upon, about, or beneath the Property or migrating or threatening to migrate to or from the Property, or the existence of a violation of Environmental Requirements pertaining to the Property or the Project and the activities thereon, regardless of whether the existence of such Hazardous Material or the violation of Environmental Requirements arose prior to the present ownership or operation of the Property. Environmental Damages include, without limitation:
(i)    damages for personal injury, or injury to property or natural resources occurring upon or off of the Property, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding of any improvements on real property, interest, penalties and damages arising from claims brought by or on behalf of employees of Tenant (with respect to which Tenant waives any right to raise as a defense against Landlord any immunity to which it may be entitled under any industrial or worker’s compensation laws);
(ii)    fees, costs or expenses incurred for the services of attorneys, consultants, contractors, experts, laboratories and all other costs incurred in connection with the investigation or remediation of such Hazardous Materials or violation of such Environmental Requirements, including, but not limited to, the preparation of any feasibility studies or reports or the performance of any cleanup, remediation, removal, response, abatement, containment, closure, restoration or monitoring work required by any Governmental Agency or reasonably necessary to make full economic use of the Property and the Project or any other property in a manner consistent with its current use or otherwise expended in connection with such conditions, and including without limitation any attorneys’ fees, costs and expenses incurred in enforcing the provisions of this Lease or collecting any sums due hereunder;
(iii)    liability to any third person or Governmental Agency to indemnify such person or Governmental Agency for costs expended in connection with the items referenced in subparagraph (ii) above; and
(iv)    diminution in the fair market value of the Property or the Project, including without limitation any reduction in fair market rental value or life expectancy of the Property or the Project and the improvements located thereon or the restriction on the use of or adverse impact on the marketing of the Property or any portion thereof.
D.    “Governmental Agency” means all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states, counties, cities and political subdivisions thereof.
E.    The “Tenant Group” means Tenant, Tenant’s successors, assignees, guarantors, officers, members, managers, directors, agents, employees, contractors, invitees, permitees or other parties under the supervision or control of Tenant or entering the Property during the Lease Term with the permission or knowledge of Tenant, other than Landlord or Landlord’s agents or employees.
5.03.2    Prohibitions.
A.    Other than normal quantities of general office and cleaning supplies and except as specified on Exhibit “D” attached hereto (which shall include a description of the capacity of Tenant’s above-ground diesel fuel storage tanks), Tenant shall not cause, permit or suffer any Hazardous Material to be brought upon, treated, kept, stored, disposed of, discharged, released, produced, manufactured, generated, refined or used upon, about or beneath the Property by the Tenant Group, or any other person without the prior written consent of Landlord. From time to time during the Lease Term, Tenant may request Landlord’s approval of Tenant’s use of other Hazardous Materials, which approval may be withheld in Landlord’s sole discretion. Tenant shall, prior to the Lease Commencement Date, provide to Landlord for those Hazardous Materials described on Exhibit “D”: (a) a description of handling, storage, use and disposal procedures; and (b) all “community right to know” plans or disclosures and/or emergency response plans which Tenant is required to supply to local Governmental Agencies pursuant to any Environmental Requirements.

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B.    Tenant shall not cause, permit or suffer the existence or the commission by Tenant Group, or by any other person, of a violation of any Environmental Requirements upon, about or beneath the Property.
C.    Tenant shall neither create or suffer to exist, nor permit Tenant Group to create or suffer to exist any lien, security interest or other charge or encumbrance of any kind with respect to the Property or the Project, including without limitation, any lien imposed pursuant to section 107(f) of the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. section 9607(l)) or any similar state statute.
D.    Tenant shall not install, operate or maintain any above or below grade tank, sump, pit, pond, lagoon or other storage or treatment vessel or device on the Property without Landlord’s prior written consent, which may be withheld in Landlord’s sole discretion. By executing this Lease, Landlord acknowledges that it has approved and consented to (i) the above-ground diesel fuel storage tanks described on the attached Exhibit “D”, and (ii) Tenant’s temporary storage of water for use with Tenant’s HVAC system.
5.03.3    Indemnity.
A.    Tenant, its successors, assigns and guarantors, agree to indemnify, defend, reimburse and hold harmless:
(i)    Landlord; and
(ii)    any other person who acquires all or a portion of the Property in any manner (including purchase at a foreclosure sale) or who becomes entitled to exercise the rights and remedies of Landlord under this Lease; and
(iii)    the directors, officers, shareholders, employees, partners, members, managers, agents, contractors, subcontractors, experts, licensees, affiliates, lessees, mortgagees, trustees, heirs, devisees, successors, assigns and invitees of such persons;
from and against any and all Environmental Damages which exist as a result of the activities or negligence of the Tenant Group during the Lease Term or which exist as a result of the breach of any warranty or covenant or the inaccuracy of any representation of Tenant contained in this Lease, or by Tenant’s remediation of the Property or failure to meet its obligations contained in this Lease.
B.    The obligations contained in this Section 5.03.3 shall include, but not be limited to, the burden and expense of defending all claims, suits and administrative proceedings, even if such claims, suits or proceedings are groundless, false or fraudulent, and conducting all negotiations of any description, and paying and discharging, when and as the same become due, any and all judgments, penalties or other sums due against such indemnified persons. Landlord, at its sole expense, may employ additional counsel of its choice to associate with counsel representing Tenant.
C.    Landlord shall have the right but not the obligation to join and participate in, and jointly control, if it so elects, any legal proceedings or actions initiated in connection with Tenant’s activities. Landlord may also negotiate, defend, approve and appeal any action taken or issued by any applicable governmental authority with regard to contamination of the Property by a Hazardous Material.
D.    The obligations of Tenant in this Section 5.03.3 shall survive the expiration or termination of this Lease.
E.    The obligations of Tenant under this Section 5.03.3 shall not be affected by any investigation by or on behalf of Landlord, or by any information which Landlord may have or obtain with respect thereto.
5.03.4    Obligation to Remediate. In addition to the obligation of Tenant to indemnify Landlord pursuant to this Lease, Tenant shall, upon approval and demand of Landlord, at its sole cost and expense and using contractors approved by Landlord, promptly take all actions to remediate the Property and the Project which are required by any Governmental Agency, or which are reasonably necessary to mitigate Environmental Damages or to allow full economic use of the Property and the Project, which remediation is necessitated from the presence upon, about or beneath the Property and the Project, at

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any time during or upon termination of this Lease (whether discovered during or following the Lease Term), of a Hazardous Material or a violation of Environmental Requirements existing as a result of the activities or negligence of the Tenant Group. Such actions shall include, but not be limited to, the investigation of the environmental condition of the Property and the Project, the preparation of any feasibility studies, reports or remedial plans, and the performance of any cleanup, remediation, containment, operation, maintenance, monitoring or restoration work, whether on or off the Property, which shall be performed in a manner approved by Landlord. Tenant shall take all actions necessary to restore the Property and the Project to the condition existing prior to the introduction of Hazardous Material upon, about or beneath the Property and the Project, notwithstanding any lesser standard of remediation allowable under applicable law or governmental policies.
5.03.5    Right to Inspect. Landlord shall have the right in its sole and absolute discretion, but not the duty, to enter and conduct an inspection of the Property and the Improvements during normal business hours and upon seventy-two (72) hours notice (except in case of an emergency), including invasive tests reasonably required by Landlord, at any reasonable time to determine whether Tenant is complying with the terms of this Lease, including but not limited to the compliance of the Property and the Improvements and the activities thereon with Environmental Requirements and the existence of Environmental Damages as a result of the condition of the Property or surrounding properties and activities thereon. Any such inspection shall be performed subject to Tenant’s reasonable security protocols, which shall be applied to Landlord in a fair and non-discriminatory manner. Landlord shall have the right, but not the duty, to retain any independent professional consultant (the “Consultant”) to enter the Property and the Improvements to conduct such an inspection or to review any report prepared by or for Tenant concerning such compliance. The cost of the Consultant shall be paid by Landlord unless such investigation discloses a violation of any Environmental Requirement by the Tenant Group in violation of this Lease, or the existence of a Hazardous Material on the Property or any other property in violation of this Lease caused by the activities or negligence of the Tenant Group (other than Hazardous Materials used in compliance with all Environmental Requirements and previously approved by Landlord), in which case Tenant shall pay the cost of the Consultant. Tenant hereby grants to Landlord, and the agents, employees, consultants and contractors of Landlord the right to enter the Property and the Improvements and to perform such tests on the Property and the Improvements as are reasonably necessary to conduct such reviews and investigations. Landlord shall use commercially reasonable efforts to minimize interference with the business of Tenant.
5.03.6    Notification. If Tenant shall become aware of or receive notice or other communication concerning any actual, alleged, suspected or threatened violation of Environmental Requirements, or liability of Tenant for Environmental Damages in connection with the Property or past or present activities of any person thereon, including but not limited to notice or other communication concerning any actual or threatened investigation, inquiry, lawsuit, claim, citation, directive, summons, proceeding, complaint, notice, order, writ, or injunction, relating to same, then Tenant shall deliver to Landlord within ten (10) days of the receipt of such notice or communication by Tenant, a written description of said violation, liability, or actual or threatened event or condition, together with copies of any documents evidencing same. Receipt of such notice shall not be deemed to create any obligation on the part of Landlord to defend or otherwise respond to any such notification.
If requested by Landlord, Tenant shall disclose to Landlord the names and amounts of all Hazardous Materials other than general office and cleaning supplies referred to in Section 5.03.2 of this Lease, which were used, generated, treated, handled, stored or disposed of on the Property or which Tenant intends to use, generate, treat, handle, store or dispose of on the Property in violation of this Lease. The foregoing in no way shall limit the necessity for Tenant obtaining Landlord’s consent pursuant to Section 5.03.2 of this Lease.
5.03.7    Surrender of Property. In the ninety (90) days prior to the expiration or termination of the Lease Term, and for up to ninety (90) days after the later to occur of: (i) Tenant fully surrenders to Landlord exclusive possession of the Property; and (ii) the termination of this Lease, Landlord may have an environmental assessment of the Property performed in accordance with Section 5.03.5 of this Lease. Tenant shall perform, at its sole cost and expense, any clean-up or remedial work recommended by the Consultant which is necessary to remove, mitigate or remediate any Hazardous Materials and/or contamination of the Property in violation of this Lease caused by the activities or negligence of the Tenant Group.
5.03.8    Assignment and Subletting. In the event this Lease provides that Tenant may assign this Lease or sublet the Property subject to Landlord’s consent and/or certain other conditions, and if the proposed assignee’s or sublessee’s activities in or about the Property involve the use, handling, storage or disposal of any Hazardous Materials other than those used by Tenant and in quantities and processes similar to Tenant’s uses in compliance with this Lease, (i) it shall be reasonable for Landlord to withhold its consent to such assignment or sublease in light of the risk of contamination posed by such activities

Jones Boulevard and Lindell Road
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and/or (ii) Landlord may impose an additional condition to such assignment or sublease which requires Tenant to reasonably establish that such assignee’s or sublessee’s activities pose no materially greater risk of contamination to the Property than do Tenant’s permitted activities in view of: (a) the quantities, toxicity and other properties of the Hazardous Materials to be used by such assignee or sublessee; (b) the precautions against a release of Hazardous Materials such assignee or sublessee agrees to implement; (c) such assignee’s or sublessee’s financial condition as it relates to its ability to fund a major clean-up; and (d) such assignee’s or sublessee’s policy and historical record respecting its willingness to respond to the clean up of a release of Hazardous Materials.
5.03.9    Storage Tanks. Without limiting the generality of the above provisions of this Section 5.03, with respect to any above or underground storage tanks to be located on the Property by Tenant with Landlord’s consent, Tenant shall keep all permits and registrations current and shall provide Landlord with copies of all test results regarding such tanks, including without limitation, tightness testing and release detection results, all submissions to and correspondence with any Governmental Agency regarding such tests and provide copies of all plans for responding to releases from such tanks, including any and all SPCC (spill prevention control and countermeasure) plans. Tenant shall, within twenty-four (24) hours, notify Landlord of any release or suspected release from such tanks, and shall immediately commence corrective action and shall remediate any release to the condition existing before the commencement of this Lease, unless Landlord specifically consents in writing to a lesser standard for remediation. Tenant shall comply with all requests by Landlord for modification to any spill prevention, investigation or remediation plan and in connection with any investigation or remediation and shall allow Landlord to conduct its own testing and provide Landlord with split samples.
5.03.10    Survival of Hazardous Materials Obligation. Tenant’s breach of any of its covenants or obligations under this Section 5.03 shall constitute a material default under this Lease. The obligations of Tenant under this Section 5.03 shall survive the expiration or earlier termination of this Lease without any limitation, and shall constitute obligations that are independent and severable from Tenant’s covenants and obligations to pay rent under this Lease.
Section 5.04.    Auctions and Signs. Tenant shall not conduct or permit any auctions or sheriff’s sales at the Property. Subject to Landlord’s prior written approval, which shall not be unreasonably withheld, delayed or conditioned, and provided all signs are in keeping with the quality, design and style of the business park within which the Property is located, Tenant, at its sole cost and expense, may install an identification sign (“Sign”) at the Property; provided, however, that (i) the size, color, location, materials and design of the Sign shall be subject to Landlord’s prior written consent, which shall not be unreasonably withheld, delayed or conditioned; (ii) the Sign shall comply with all applicable governmental rules and regulations and the Property’s covenants, conditions and restrictions; (iii) the Sign shall not be painted directly on the Building or attached or placed on the roof of the Building; and (iv) Tenant’s continuing signage right shall be contingent upon Tenant maintaining the Sign in a first-class condition. Tenant shall be responsible for all costs incurred in connection with the design, construction, installation, repair and maintenance of the Sign. Upon the expiration or earlier termination of this Lease, Tenant shall cause the Sign to be removed and shall repair any damage caused by such removal (including, but not limited to, patching and painting), all at Tenant’s sole cost and expense, but only if the Building is to remain on the Property and not be razed by Tenant pursuant to Section 6.06 below. Except for the Sign, no other sign, notice, logos, picture, names or advertisement may be posted or installed at the Property, Building or Project by or on behalf of or at the request of Tenant without the prior written consent of Landlord, which may be withheld in Landlord’s sole discretion. Any signs, notices, logos, pictures, names or advertisements which are installed and that have not been separately approved by Landlord, may be removed by Landlord, without notice by Landlord to Tenant at Tenant’s sole cost and expense.
Section 5.05.    Indemnity. Tenant shall indemnify, defend, protect and hold harmless Landlord (and Landlord’s affiliates, employees, agents, contractors, and property manager) from any and all costs, claims, loss, damage, expense and liability (including without limitation court costs, litigation expenses, and reasonable attorneys’ fees, whether any such loss is the result of a judgment against Landlord or the settlement of any litigation brought against Landlord by a third party or otherwise) incurred in connection with or arising from third party claims pertaining to: (a) Tenant’s use of the Property, including, but not limited to, those arising from any accident, incident, injury or damage, however and by whomsoever caused (except to the extent of any claim arising out of Landlord’s gross negligence or willful misconduct), to any person or property occurring in or about the Property; (b) the conduct of Tenant’s business or anything else done or permitted by Tenant to be done on or about the Property, including, but not limited to the acts or omissions of Tenant’s Customers; (c) any breach or default in the performance of Tenant’s obligations under this Lease; (d) any misrepresentation or breach of warranty by Tenant under this Lease; or (e) other acts or omissions of Tenant in connection with this Lease or the Property. As a material part of the consideration to Landlord, Tenant assumes all risk of damage to property or injury to persons on or about the Property

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arising from any cause (including, but not limited to, those arising from a claim of negligence), and Tenant hereby waives all claims in respect thereof against Landlord, except to the extent of any claim arising out of Landlord’s gross negligence or willful misconduct; provided, however, that this waiver is subject to Section 4.04(d)(iv) above. As used in this Section, the term “Tenant” shall include Tenant’s employees, agents, contractors and permitted invitees, if applicable. As used in this Section, the term “Landlord” shall include Landlord’s employees, agents, contractors and invitees, if applicable. The provisions of this Section 5.05 shall survive the expiration or earlier termination of this Lease with respect to any claims or liability occurring prior to such expiration or earlier termination, and shall constitute obligations that are independent and severable from Tenant’s covenants and obligations to pay rent under this Lease.
Section 5.06.    Landlord’s Access. Landlord reserves the right at all reasonable times during normal business hours and upon reasonable notice (at least 72 hours advance notice, except in case of an emergency) to Tenant to enter the Property and the Improvements to (i) inspect; (ii) post notices of non-responsibility; or (iii) show the Property to prospective purchasers, prospective assignees of Landlord’s leasehold interest under the Master Lease, or lenders or prospective lenders. Notwithstanding anything to the contrary contained in this Section 5.06, Landlord may enter the Property at any time to (A) perform services required of Landlord; (B) take possession due to any material breach of this Lease, in the manner provided in this Lease, and consistent with applicable law; and (C) perform any covenants of Tenant which Tenant fails to perform (following any applicable notice and cure period under this Lease). Any such entries shall be without the abatement of Rent and shall include the right to take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant’s business, lost profits, any loss of occupancy or quiet enjoyment of the Property, and any other loss occasioned thereby.
Section 5.07.    Parking. Tenant shall use commercially reasonable efforts for the purpose of ensuring that no large trucks or other large vehicles related to Tenant’s business are parked on the public streets located adjacent to the Property.
Section 5.08.    Quiet Possession. If Tenant pays the rent and complies with all other terms of this Lease, Landlord agrees to defend Tenant’s right to enjoy the Property for the full Lease Term against any party claiming by, through or under Landlord, subject to the provisions of this Lease.
ARTICLE SIX        CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

Section 6.01.    Existing Conditions. Tenant accepts the Property in its “as-is” condition as of the date of this Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Except as expressly provided in this Lease, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representations or warranties, express or implied, whatsoever with respect to the condition of the Property (including any improvements on or comprising a part of either of same), nor with respect to the fitness or suitability thereof for any particular use or purpose, and Tenant hereby waives any and all such warranties, express or implied, including specifically but without limitation any warranty or representation of suitability. Tenant represents and warrants that Tenant has made its own inspection of and inquiry regarding the condition of the Property (or has had the opportunity to do so) and is not relying on any representations of Landlord or any Broker with respect thereto.
Section 6.02.    Exemption of Landlord from Liability. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant’s employees, invitees, customers or any other person on or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising on or about the Property, or from other sources or places; or (d) any act or omission of any other tenant of Landlord. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.02 shall not, however, exempt Landlord from liability to the extent of Landlord’s gross negligence or willful misconduct, and are subject to Section 4.04(d)(iv) above.
Section 6.03.    Landlord’s Obligations. Subject to the provisions of Section 4.05 above, Landlord shall have absolutely no responsibility to repair, maintain or replace any portion of the Property or the Improvements at any time. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property or the Improvements at Landlord’s expense or to terminate this Lease due to the condition of the Property or the Improvements.

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Las Vegas, Nevada
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Section 6.04.    Tenant’s Obligations.
(a)    It is the intention of Landlord and Tenant that, at all times during the Lease Term, Tenant shall maintain the Property and all Improvements in an attractive, first-class and fully operative condition, subject to the terms of Section 6.06 and 7.01 of this Lease. Without limiting the generality of the previous sentence, Tenant agrees to repair any damage caused by the use of the Property, so as to restore such areas to the condition existing prior to such damage.
(b)    Tenant shall fulfill all of Tenant’s obligations under this Section 6.04 at Tenant’s sole cost and expense. If Tenant fails to maintain, repair or replace the Property and the Improvements as required by this Section 6.04, Landlord may (but without any obligation to do so), upon thirty (30) days’ prior written notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Property and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant if so required under the terms of the Master Lease. In such case, Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand, plus a ten percent (10%) administrative fee.
Section 6.05.    Alterations, Additions, and Improvements.
(a)    Provided that Tenant’s use of the Property is consistent with the Permitted Use and in compliance the other terms of this Lease, Tenant may make any alterations, additions, or improvements to the Property and the initial Improvements (“Tenant’s Alterations”) without Landlord’s prior written consent. Notwithstanding the above, Tenant and Landlord acknowledge and agree that Landlord’s limited consent and approval of the initial Improvements shall be governed by Article Fourteen below and the attached Tenant Work Letter. Tenant shall promptly remove any Tenant’s Alterations constructed in violation of this Section 6.05(a) upon Landlord’s written request. All Tenant’s Alterations shall be performed in a good and workmanlike manner, in conformity with all Applicable Laws.
(b)    Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least twenty (20) days’ prior written notice of the commencement of any work on the Property, regardless of whether Landlord’s consent to such work is required. Notwithstanding any language to the contrary in this Section 6.05, with respect to any Tenant’s Alterations, regardless of whether Landlord’s consent to such work is required under the terms of this Lease, Tenant acknowledges that it is required by Nevada law to record a notice of posted security in compliance with the requirements of Nev. Rev. Stat. Chapter 108 (2017) (the “Posted Security Requirements”). Concurrently with Landlord’s delivery of this Lease to Tenant for execution, Landlord may elect to provide Tenant with a separate written notice of the Posted Security Requirements, which shall include an acknowledgement of Tenant (the “Notice and Acknowledgement”). If so provided, Tenant agrees to promptly sign and return the Notice and Acknowledgment to Landlord and further agrees to strictly comply with all other requirements of Nev. Rev. Stat. Chapter 108 (2017). Landlord may elect to record and post notices of non-responsibility on the Property.
(c)    Within ten (10) days following the imposition of any lien or stop notice resulting from any of Tenant’s Alterations (an “Imposition”), Tenant shall either (a) cause such Imposition to be released of record by payment, or (b) in case of a disputed Imposition, cause the posting of a proper bond in favor of Landlord or provide other security reasonably satisfactory to Landlord. In case of a disputed Imposition, Tenant shall diligently contest such Imposition and indemnify, defend, and hold Landlord harmless from any and all loss, cost, damage, liability and expense (including reasonable attorney’s fees) arising from or related to it, whether any such loss is the result of a judgment against Landlord or the settlement of any litigation brought against Landlord by a third party or otherwise. If Tenant fails to take either action within such ten (10)-day period, Landlord, at its election, may pay and satisfy the Imposition, in which case the sum so paid by Landlord, with interest from the date of payment at the rate set forth in Section 4.07 of this Lease, shall be deemed Additional Rent due and payable by Tenant within ten (10) days after Tenant’s receipt of Landlord’s payment demand.
(d)    Tenant acknowledges and agrees that any Tenant’s Alterations are wholly optional with Tenant and are not being required by Landlord, either as a condition to the effectiveness of this Lease or otherwise.
Section 6.06.    Condition upon Termination. Upon the termination of this Lease, Tenant shall surrender the Property to Landlord in the same condition as received, with the Building razed and all Improvements and personal property removed (the “Razing Covenant”), unless Landlord and Tenant agree in writing before such termination date that all or a portion of the Building and any other Improvements at, on or under the Property constructed by Tenant (or at the request of

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Tenant) may remain at the Property following such termination date (the “Non-Razing Agreement”). If Tenant fails to fulfill its obligations under the Razing Covenant (whether following an Event of Default or at the expiration of this Lease), and in the absence of any Non-Razing Agreement, upon Landlord’s written demand Tenant shall immediately deposit with Landlord the full amount of the Springing Security Deposit (if not already delivered to Landlord), and Landlord agrees to use the Springing Security Deposit to remove the Building and restore the Property to the condition existing as of the Date of Lease, consistent with the Razing Covenant, all at Tenant’s cost and expense. If, as of such Lease termination date, the term of the Master Lease has not yet expired, Landlord further agrees not to lease the Property or assign its interest in the Property to a third party unless and until Landlord has fulfilled its obligations under this Section 6.06. Tenant’s and Landlord’s obligations under this Section 6.06 shall survive any termination of this Lease.
ARTICLE SEVEN    DAMAGE OR DESTRUCTION

Section 7.01.    Damage or Destruction to Improvements.
(a)    Subject to Tenant’s election set forth below Section 7.01(f) to raze the Improvements, in case of damage to or destruction of the Improvements or any part thereof by fire or other casualty, Tenant will promptly give written notice thereof to Landlord and Tenant shall, in accordance with the provisions of this Article and all other provisions of this Lease (including, without limitation, Section 6.05), restore the same as nearly as possible to its value, condition and character immediately prior to such damage or destruction, subject to Tenant’s right to make alterations in conformity with and subject to the conditions of Section 6.05 above. Such restoration shall be commenced promptly following receipt of insurance proceeds (if applicable) and building permits and shall be prosecuted and completed expeditiously and with utmost diligence, Force Majeure delays excepted.
(b)    Subject to Tenant’s election set forth below Section 7.01(f) to raze the Improvements, in the event of any damage or destruction of the Improvements or any part thereof by fire or other casualty, Tenant agrees to furnish to Landlord at least twenty (20) days before the commencement of the restoration of such damage or destruction, the following:
(i)    Complete plans and specifications for such restoration prepared by the professionals responsible for preparation of the original plans for the Building or, if unavailable, by a licensed and reputable architect (the “Architect”), which plans and specifications shall meet with the approval of all governmental authorities then exercising jurisdiction with regard to such work, and which plans and specifications shall be and become the sole and absolute property of Tenant.
(ii)    Contracts then customary in the trade with (a) the Architect, and (b) with a reputable and responsible contractor providing for the completion of such restoration in accordance with said plans and specifications, which contracts shall meet with the reasonable approval of Landlord (with respect to the insurance and indemnification provisions benefitting Landlord only).
(iii)    Certificates of insurance as set forth in this Lease and as otherwise reasonably required by Landlord.
(c)    Subject to Tenant’s election set forth below Section 7.01(f) to raze the Improvements, all insurance proceeds on account of such damage or destruction to the Improvements shall be held by Tenant, in trust, to be used solely for payment of the cost of the restoration, including the cost of temporary repairs or for the protection of the Improvements pending the completion of permanent restoration (all of which temporary repairs, protection of Improvements and permanent restoration are hereinafter collectively referred to as the “Restoration”).
(d)    Subject to Tenant’s election set forth below Section 7.01(f) to raze the Improvements, if the net insurance proceeds at the time shall be insufficient to pay the entire cost of such Restoration, Tenant shall pay the deficiency.
(e)    If the Improvements shall be partially or totally damaged or destroyed by fire or other casualty, Base Rent and Additional Rent shall continue to be due and payable as if no damage or destruction had occurred, and this Lease shall remain in full force and effect. In no event shall Base Rent or Additional Rent abate, nor shall this Lease terminate (subject to paragraph (f) below) by reason of such damage or destruction.

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(f)    If all or a substantial part of the Improvements are damaged by fire or other casualty Tenant shall have the right, by giving written notice to Landlord within sixty (60) days after the occurrence of such fire or other casualty, to elect not to restore the Improvements, in which case Tenant shall fulfill its obligations under the Razing Covenant as soon as practicable following the occurrence of such damage or destruction. Notwithstanding the foregoing, in no event shall this Lease be terminated in such event and Tenant shall continue to pay the required monthly installments of Rent and comply with all other applicable provisions of this Lease; provided, however, that in such event Landlord and Tenant may mutually agree to terminate this Lease once Tenant has fulfilled its obligations under the Razing Covenant, as provided above in this Section 7.01(f). In the event of such a termination, neither party shall have any further obligations to the other under this Lease, except for those obligations which expressly survive or which were incurred before the effective date of such termination.
Section 7.02.    Waiver. Tenant waives the protection of any statute, code or judicial decision which may grant to Tenant the right to terminate a lease in the event of the destruction of all or any portion of the Improvements. Tenant agrees that the provisions of Article Seven above shall govern the rights and obligations of Landlord and Tenant in the event of any destruction of the Improvements.
ARTICLE EIGHT    CONDEMNATION

If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called “Condemnation”), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the Property is taken and/or Tenant determines that it cannot reasonably continue to conduct its business at the Property, Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession). If Tenant does not elect to terminate this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent shall be reduced in proportion to the reduction in the area of the Property. The award payable in the event of a Condemnation by Master Landlord for airport or other public uses shall be as set forth in the Master Lease. The award payable in the event of Condemnation for any other use shall be as follows: Landlord shall be entitled to receive the entire award or payment attributable to its leasehold interest in the Property (on the basis of unimproved land), and Tenant shall be entitled to that portion of the award attributable to the Improvements and other Tenant’s Alterations, plus the portion of the award attributable to any severance damages related to the Improvements. Any awards in addition to the awards described above shall be payable equitably allocated between Landlord and Tenant. If this Lease is not terminated in full, Tenant may, at its sole cost and expense, promptly repair any damage to the Improvements caused by the Condemnation.
ARTICLE NINE        ASSIGNMENT AND SUBLETTING

Section 9.01.    Transfers. Subject to Section 9.07 below, Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, encumber or otherwise transfer, this Lease or any interest hereunder, permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, or sublet the Property or any part thereof (all of the foregoing are hereinafter sometimes referred to collectively as “Transfers” and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a “Transferee”), except that no written consent shall be required for any Transfer to a Tenant Affiliate, Tenant’s Customer or Permitted Purchaser (all defined below). To request Landlord’s consent to any Transfer requiring such consent under the provisions of this Article Nine, Tenant shall notify Landlord in writing, which notice (the “Transfer Notice”) shall include (i) the proposed effective date of the Transfer, which shall not be less than forty-five (45) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Property to be transferred (the “Subject Space”), (iii) all of the terms of the proposed Transfer and the consideration therefor, including a calculation of the “Transfer Premium,” as that term is defined in Section 9.03 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, and (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information required by Landlord, which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee’s business and proposed use of the Subject Space, and such other information as Landlord may reasonably require. Any Transfer requiring

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but made without Landlord’s prior written consent shall, at Landlord’s option, be null, void and of no effect, and shall, at Landlord’s option, constitute a material default by Tenant under this Lease. Whether or not Landlord shall grant consent, Tenant shall pay Landlord’s review and processing fees, as well as any reasonable legal fees incurred by Landlord in connection with such review, within thirty (30) days after written request by Landlord.
Section 9.02.    Landlord’s Consent. Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. The parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:
9.02.1    The Transferee’s character or reputation is significantly less than that of the Tenant;
9.02.2    The Transferee’s business or use of the Subject Space is not permitted under this Lease;
9.02.3    The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under this Lease on the date consent is requested;
9.02.4    The proposed Transfer would cause Landlord to be in violation of another lease or agreement to which Landlord is a party; or
9.02.5    The terms of the proposed Transfer will allow the Transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant (or will allow the Transferee to occupy space leased by Tenant pursuant to any such right).
If Landlord consents to any Transfer pursuant to the terms of this Section 9.02 (and does not exercise any recapture rights Landlord may have under Section 9.04 of this Lease), Tenant may within one hundred eighty (180) days after Landlord’s consent, but not later than the expiration of such 180-day period, enter into such Transfer of the Property or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 9.01 of this Lease.
Section 9.03.    Transfer Premium. In the event of a Transfer requiring Landlord’s consent (but not otherwise), if Landlord consents to such a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any “Transfer Premium,” as that term is defined in this Section 9.03, received by Tenant from such Transferee. “Transfer Premium” shall mean all rent, additional rent or other consideration payable by such Transferee to Tenant in excess of the Rent and Additional Rent payable by Tenant under this Lease on a per rentable square foot basis if less than all of the Property is transferred. “Transfer Premium” shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer.
Section 9.04.    Landlord’s Option as to Subject Space. Notwithstanding anything to the contrary contained in this Article Nine, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any Transfer Notice, to recapture the Subject Space, but such right of recapture shall not apply in case of a proposed Transfer to a Tenant Affiliate, Permitted Purchaser, or Tenant’s Customer. Such recapture notice shall cancel and terminate this Lease with respect to the Subject Space as of the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Property, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Property, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. In the event of a recapture, Landlord may, if it elects, enter into a new lease covering the Subject Space with the intended Transferee on such terms as Landlord and such person or entity may agree or enter into a new lease covering the Subject Space with any other person or entity; in such event, Tenant shall not be entitled to any portion of the Transfer Premium, if any, which Landlord may realize on account of such termination and reletting.

Jones Boulevard and Lindell Road
Las Vegas, Nevada
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Section 9.05.    Effect of Transfer. If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord’s request a complete statement, certified by an independent certified public accountant, or Tenant’s chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord’s consent, shall relieve Tenant or any guarantor of Tenant’s obligations under this Lease from liability under this Lease. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency and Landlord’s costs of such audit.
Section 9.06.    Additional Transfers. For purposes of this Lease, the term “Transfer” shall also include: (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty-one percent (51%) or more of the partners, or transfer of fifty-one percent (51%) or more of partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof; (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant, (B) the sale or other transfer of more than an aggregate of fifty-one percent (51%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12)-month period, or (C) the sale, mortgage, hypothecation or pledge of more than an aggregate of fifty-one percent (51%) of the value of the unencumbered assets of Tenant within a twelve (12) month period; and (iii) if Tenant is a limited liability company, any cumulative transfer of more than fifty-one percent (51%) of the membership interests. In addition to those types of Transfers specified above in this Article Nine, any change to the form of tenant entity or any use of the Property by an individual or entity other than Tenant (excluding Tenant’s Customers), whether pursuant to a license or concession or otherwise, shall be deemed a Transfer requiring Landlord’s consent.
Section 9.07.    Tenant Affiliate; Tenant’s Customers. Notwithstanding anything to the contrary contained in Section 9.01 of this Lease, a Transfer of all or a portion of the Property to an affiliate of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant) (a “Tenant Affiliate”), shall not be deemed a Transfer under Article Nine for which (a) consent is required, or (b) any Transfer Premium is payable, provided that: (i) Tenant immediately notifies Landlord of any such Transfer; (ii) promptly supplies Landlord with any documents or information requested by Landlord regarding such Transfer; (iii) if requested by Landlord, have an affiliate of the Tenant Affiliate guarantee this Lease using Landlord’s standard guaranty form; (iv) if such Transfer is an assignment, Tenant Affiliate assumes in writing all of Tenant’s obligations under this Lease; and (v) such Transfer is not a subterfuge by Tenant to avoid its obligations under this Lease. “Control,” as used herein, shall mean the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty-one percent (51%) of the voting interest in, any person or entity. Notwithstanding anything to the contrary contained in Section 9.01 of this Lease, a sublease or grant of a license (including a transaction involving the use of Tenant’s typical master services agreement) in the ordinary course of the original Tenant’s business to an entity for the purpose of allowing such entity to install its own equipment for the storage and transmission of communications data in a portion of the Building and use such equipment in the ordinary course of its business (a “Tenant’s Customer”) shall not be deemed a Transfer under Article Nine for which (a) consent is required, or (b) any Transfer Premium is payable. Tenant may also assign its interest in this Lease, without Landlord’s consent, to any entity to which all or substantially all of Tenant’s assets are sold, or to any corporation or other entity resulting from a merger or consolidation with Tenant, so long as (a) such purchaser or surviving entity has a tangible net worth equal to the greater of Tenant’s tangible net worth as of the date of the proposed sale or Twenty Million Dollars ($20,000,000.00) in Constant Dollars the (“Permitted Purchaser”), and (b) Tenant complies with the requirements stated above in this Section 9.07 with respect to a Transfer involving a Tenant Affiliate.
Section 9.08.    No Merger. No merger shall result from Tenant’s sublease of the Property under this Article Nine, Tenant’s surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.
Section 9.09.    Tenant’s Indemnity. If Landlord shall withhold its consent to any proposed assignment or subletting, or if Landlord shall exercise its recapture right in Section 9.04 above (except in case of a recapture by Landlord

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for the sole purpose of leasing the Property to Tenant’s intended Transferee, whether a prospective assignee or subtenant), Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all loss, liability, damages, costs and expenses (including reasonable attorneys’ fees) resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or subletting.
Section 9.10.    Right to Mortgage Leasehold Interest. Notwithstanding any language to the contrary in this Article Nine, Tenant and any Tenant Affiliate, shall have the right, from time to time, with Landlord’s prior written consent or approval, which shall not be unreasonably withheld, to mortgage and encumber Tenant’s interest in this Lease and its leasehold interest in the Property. Any such leasehold mortgage is herein referred to as a “Leasehold Mortgage” or “permitted Leasehold Mortgage” As used in this Section and throughout this Lease, the noun “mortgage” shall include a deed of trust or other security instrument (whether in the nature of a security agreement, assignment, collateral assignment or otherwise); the verb “mortgage” shall include the granting or creation of a deed of trust or other such security instrument; the word “mortgagee” shall include the beneficiary under a deed of trust or other such secured party or assignee; and the phrase “Leasehold Mortgagee” or “permitted Leasehold Mortgagee” shall mean a mortgagee of or with respect to a Leasehold Mortgage.
Section 9.11.    Right to Notices. If Tenant shall mortgage this Lease in accordance with Section 9.10 above and shall have furnished Landlord the name and mailing address of the Leasehold Mortgagee, then Landlord shall give such Leasehold Mortgagee, at the address specified by Tenant (as the same may be changed, from time to time, by Tenant or such Leasehold Mortgagee by notice given Landlord in conformance with Section 16.06 below and in the manner required by Section 16.06 below), duplicate copies of all notices to Tenant and all documents and suits delivered to or served upon Tenant, and notwithstanding anything in this Lease to the contrary, no notice intended for Tenant shall be deemed properly given, and no Event of Default hereunder shall be deemed to have occurred unless Landlord shall have given the Leasehold Mortgagee a copy of its notices to Tenant relating to such Event of Default. Further, notwithstanding anything in this Lease to the contrary, no Event of Default shall have occurred, Landlord shall not be empowered to terminate this Lease and this Lease shall not expire by reason of the occurrence of any Event of Default hereunder unless Tenant’s applicable cure period with respect to such Event of Default shall have expired without cure or commencement of cure as provided in Section 10.02 below, and without the cure or a failure of performance following receipt by the Leasehold Mortgagee entitled to notice under the provisions of this Section of written notice from Landlord specifying the nature of the potential Event of Default.
Section 9.12.    Right to Cure. Notwithstanding anything in this Lease to the contrary, a Leasehold Mortgagee shall have the right to pay any amount or do any act or thing required of Tenant and so remedy any default under this Lease or cause the same to be remedied, and Landlord shall accept such performance by or at the instance of such Leasehold Mortgagee as if made by Tenant.
Section 9.13.    Assumption of Obligations. Notwithstanding anything in this Lease to the contrary, a Leasehold Mortgagee or the purchaser at any foreclosure or similar sale, without the necessity of Landlord’s prior approval, shall become the legal owner and holder of Tenant’s leasehold estate under this Lease upon lawful foreclosure of a Leasehold Mortgage or as a result of the assignment of Tenant’s leasehold estate under this Lease in lieu of foreclosure, becoming thereby subject to all the terms and conditions of this Lease. Except as otherwise permitted in the following sentence of this Section, upon so becoming the owner and holder of the leasehold estate, a Leasehold Mortgagee or the purchaser at any foreclosure or similar sale shall have all rights, privileges, obligations and liabilities of the original Tenant. Notwithstanding anything in this Lease to the contrary, a Leasehold Mortgagee or the purchaser at any foreclosure or similar sale following lawful foreclosure of a Leasehold Mortgage or the assignment of Tenant’s leasehold estate under this Lease in lieu of foreclosure shall have the right to thereupon and thereafter assign Tenant’s leasehold estate under this Lease, without the prior written consent of Landlord. In the event of any such assignment, the assignee shall become Tenant hereunder, and the assigning Leasehold Mortgagee or purchaser shall thereupon be relieved and released of any liability or obligation under this Lease accruing after the effective date of such assignment.
Section 9.14.    Other Provisions. If expressly prohibited in the Leasehold Mortgage, Landlord shall not accept a voluntary surrender of this Lease at any time while a Leasehold Mortgage shall remain a lien on the leasehold interest of Tenant without obtaining the prior written approval of the Leasehold Mortgagee.
ARTICLE TEN        DEFAULTS; REMEDIES

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Section 10.01.    Covenants and Conditions. Tenant’s performance of each of Tenant’s obligations under this Lease is a condition as well as a covenant. Tenant’s right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.
Section 10.02.    Defaults. Tenant shall be in material default under this Lease (an “Event of Default”):
(a)    If Tenant abandons the Property or if Tenant’s vacation of the Property results in the cancellation of any insurance described in Section 4.04 above (unless such insurance is replaced without an interruption in coverage);
(b)    If Tenant fails to pay rent or any other charge when due and does not cure such failure within five (5) days after written notice thereof;
(c)    If Tenant fails to perform any of Tenant’s non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion. The notice required by this paragraph is (i) intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement, and (ii) not intended to extend the time for Tenant’s performance if a shorter period of time for performance is expressly provided in this Lease.
(d)    (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a bankruptcy petition is filed by or against Tenant and is not dismissed within sixty (60) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant’s assets located at the Property or of Tenant’s interest in this Lease and possession is not restored to Tenant within sixty (60) days; or (iv) if substantially all of Tenant’s assets located at the Property or of Tenant’s interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within sixty (60) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant’s interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.
(e)    If any guarantor of this Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate, any guaranty of all or any portion of Tenant’s obligations under this Lease, and such guaranty is not replaced by a comparable guaranty within five (5) days. Unless otherwise expressly provided, no guaranty of this Lease is revocable.
Section 10.03.    Remedies. On the occurrence of any Event of Default, Landlord may, at any time thereafter prior to any cure of such default, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:
(a)    Terminate Tenant’s right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord and Tenant shall promptly comply with the terms of Section 6.06 above. If Tenant shall be served with a demand for the payment of past due rent or any other charge, any payments rendered thereafter to cure any default by Tenant shall be made only by cashier’s check. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant’s default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which Landlord had earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Landlord would have earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Tenant would have paid for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses Landlord incurs in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord’s reasonable attorneys’ fees incurred in connection therewith, and any real

Jones Boulevard and Lindell Road
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estate commission paid or payable. As used in subparts (i) and (ii) above, the “worth at the time of the award” is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the “worth at the time of the award” is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). If Tenant has abandoned the Property, Landlord shall have the option of (i) retaking possession of the Property and recovering from Tenant the amount specified in this Section 10.03(a), and/or (ii) proceeding under Section 10.03(b) below;
(b)    Maintain Tenant’s right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord’s rights and remedies under this Lease, including the right to recover the rent as it becomes due; or
(c)    Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.
Section 10.04.    Termination. If Landlord elects to terminate this Lease as a result of a Tenant default, Tenant shall be liable to Landlord for all damages resulting therefrom, which shall include, without limitation, all costs, expenses and fees, including reasonable attorneys’ fees that Landlord incurs in connection with the filing, commencement, pursuing and/or defending of any action in any bankruptcy court or other court with respect to this Lease; the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant; or the pursuing of any action with respect to Landlord’s right to possession of the Property. All such damages suffered (apart from Base Rent and other rent payable hereunder) shall constitute pecuniary damages that must be reimbursed to Landlord prior to assumption of this Lease by Tenant or any successor to Tenant in any bankruptcy or other proceeding.
Section 10.05.    Cumulative Remedies. Landlord’s exercise of any right or remedy shall not prevent it from exercising any other right or remedy.
Section 10.06.    Surrender. No act or thing done by Landlord or its agents during the Lease Term shall be deemed an acceptance of a surrender of the Property, and no agreement to accept a surrender of the Property shall be valid unless made in writing and signed by Landlord.
Section 10.07.    Removal of Personal Property. All furniture, equipment, and other personal property of Tenant left unattended at the Property upon the vacation or abandonment thereof following an uncured Event by Default by Tenant or upon the termination of this Lease for any cause whatsoever shall be treated and disposed of pursuant to Nev. Rev. Stat. Section 118C.230 (2015). Landlord, upon presentation of evidence of a third party’s claim of ownership or security interest in any such abandoned property, may turn over such property to the third party claimant without any liability to Tenant. Tenant shall cause all Tenant’s Customers to remove all of their equipment and other personal property within ninety (90) days following the expiration or earlier termination of this Lease.
Section 10.08.    Punitive and Consequential Damages. Notwithstanding anything to the contrary contained in this Lease, nothing in this Lease shall impose any obligations on Tenant or Landlord to be responsible or liable for, and each hereby releases the other from all liability for, punitive, exemplary, or consequential damages other than those consequential damages incurred by Landlord in connection with (a) a holdover of the Property by Tenant after the expiration or earlier termination of this Lease, (b) the contamination of the Property or any property resulting from the presence or use of Hazardous Materials caused or permitted by the Tenant Group, or (c) any repair, physical construction or improvement work performed by or on behalf of Tenant at the Property.
ARTICLE ELEVEN        PROTECTION OF LENDERS

Section 11.01.    Subordination. This Lease is subject and subordinate to all present and future ground or underlying leases of the Property, and to the lien of any mortgages or trust deeds, now or hereafter in force against the Property, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground lease or underlying leases, require or allow in writing that this Lease be superior thereto by giving notice thereof to Tenant at least five (5) days before the election becomes effective. Landlord agrees that in the case of any future

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ground lease or lien of any mortgage or trust deed, the subordination of this Lease contained in the immediately preceding sentence is conditioned on such future ground lessor’s or lienholder’s agreement to honor the terms of this Lease and not disturb Tenant’s occupancy so long as Tenant timely pays the rent and observes and performs all of the terms, covenants and conditions of this Lease to be observed and performed by Tenant. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or trust deed, or if any ground or underlying lease is terminated, to attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale, or to the lessor of such ground or underlying lease, as the case may be, if so requested to do so by such purchaser or lessor, and to recognize such purchaser or lessor as the landlord under this Lease, provided such lienholder or purchaser or ground lessor shall agree to accept this Lease and not disturb Tenant’s occupancy, so long as Tenant timely pays the rent and observes and performs all of the terms, covenants and conditions of this Lease to be observed and performed by Tenant. Landlord’s interest herein may be assigned as security at any time to any lienholder. Tenant shall, within ten (10) days of request by Landlord, execute such further instruments or assurances in the form attached hereto as Exhibit “B” or such other form as is then required by Landlord’s lender to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant hereby irrevocably authorizes Landlord to execute and deliver in the name of Tenant any such instrument or instruments if Tenant fails to do so within thirty (30) days following Landlord’s written request, provided that such authorization shall in no way relieve Tenant from the obligation of executing such instruments of subordination or superiority. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.
Section 11.02.    Estoppel Certificates.
(a)    Upon Landlord’s written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement, in the form attached hereto as Exhibit “C” or such other form as is then required by Landlord’s lender, certifying (to the extent accurate): (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other representations or information with respect to Tenant or this Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Property may require. Tenant shall deliver such statement to Landlord within twenty (20) days after Landlord’s request. Landlord may give any such statement by Tenant to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.
(b)    If Tenant does not deliver such statement to Landlord within such twenty (20)-day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been canceled or terminated except as otherwise represented by Landlord; (iii) that not more than one month’s Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under this Lease. In such event, Tenant shall be estopped from denying the truth of such facts.
Section 11.03.    Tenant’s Financial Condition. Within twenty (20) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements, as Landlord reasonably requires, to verify the net worth of Tenant or any assignee or subtenant of Tenant, but excluding Tenant’s Customers; provided, however, that with respect to the financial condition of the original Tenant identified in Section 1.03 of this Lease, such Tenant is only obligated to deliver to Landlord a written statement, signed by Tenant’s Chief Financial Officer, certifying that Tenant’s tangible net worth is not less than One Hundred Million Dollars ($100,000,000.00), in Constant Dollars (“Tenant’s Financial Certificate”). Tenant represents and warrants to Landlord that Tenant’s Financial Certificate shall be true and accurate as of the date of such statement. All of Tenant’s Financial Certificates and all such financial statements pertaining to any successor Tenant or any assignee or subtenant shall be confidential and shall be used only for the purposes set forth in this Lease. As used in this Lease, “tangible net worth” means the sum of all of Tenant’s assets, less liabilities and intangible assets, as determined by the use of generally accepted accounting principles.
Tenant shall deliver to Landlord, concurrently with Tenant’s execution and delivery of this Lease, a Tenant’s Financial Certificate. If Tenant fails to so deliver Tenant’s Financial Certificate, Landlord may, at its option, terminate this Lease by providing Tenant with written notice of such termination.

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Notwithstanding any language to the contrary in this Section 11.03, the original Tenant identified in Section 1.03 of this Lease need not provide Landlord with any financial information concerning itself if current financial information respecting such Tenant is readily available to the public through filings made with the U.S. Securities and Exchange Commission.
In addition to the requirements set forth above in this Section 11.03, Tenant also agrees to provide Landlord, as and when required by Tenant’s lender, with a copy of any certificate attesting to Tenant’s non-compliance with any financial covenants required of Tenant by Tenant’s lender. Tenant shall also immediately provide Landlord with a copy of any written or electronic notice of default received from Tenant’s lender. In the event that any such certificate indicates that Tenant is in breach of any of such financial covenants, Tenant shall immediately deposit with Landlord the full amount of the Springing Security Deposit (if not already delivered to Landlord).
ARTICLE TWELVE    LEGAL COSTS

Section 12.01.    Legal Proceedings. If Tenant or Landlord shall be in breach or default under this Lease, such party (the “Defaulting Party”) shall reimburse the other party (the “Non-defaulting Party”) upon demand for any costs or expenses that the Non-defaulting Party incurs in connection with any material breach or default of the Defaulting Party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include reasonable legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys’ fees and costs. The losing party in such action shall pay such reasonable attorneys’ fees and costs. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability Landlord may incur if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord’s interest under this Lease in a bankruptcy case, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant’s expense with counsel reasonably acceptable to Landlord or, at Landlord’s election, Tenant shall reimburse Landlord for any legal fees or costs Landlord incurs in any such claim or action. Without limitation on other obligations of Landlord or Tenant that shall survive the expiration or earlier termination of the Lease Term, the obligations of Landlord or Tenant contained in this Section 12.01 shall survive the expiration or earlier termination of this Lease.
Section 12.02.    Landlord’s Consent. Tenant shall pay Landlord’s reasonable attorneys’ fees incurred in connection with Tenant’s request for (a) Landlord’s consent under Article Nine (Assignment and Subletting) of this Lease, or in connection with any other act which Tenant proposes to do and which requires Landlord’s consent, or (b) other Landlord action requested by Tenant.
ARTICLE THIRTEEN        BROKERS

Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease, excepting only the real estate broker(s) or agent(s) named in Section 1.09 above (the “Broker(s)”). Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party’s dealings with any real estate broker or agent, other than the Broker(s). Landlord’s Broker hereby discloses to Landlord and Tenant, and Landlord and Tenant hereby consent to Landlord’s Broker acting in this transaction as the agent of Landlord exclusively. It is hereby acknowledged that Majestic Realty Co., identified in Section 1.09 above as Landlord’s Broker, and Rodman C. Martin, are acting as both principal (that is, they have an interest in the Landlord entity) and broker in this lease transaction.
ARTICLE FOURTEEN     IMPROVEMENTS

Jones Boulevard and Lindell Road
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Switch, Ltd.

Section 14.01.    Improvements. Subject to the terms of the Tenant Work Letter attached as Exhibit “F” to this Lease, Tenant shall, at Tenant’s sole cost and expense, design, engineer and construct all improvements necessary for the conduct of Tenant’s business at the Property, including construction of the Building and all related improvements, including, without limitation, off-site and on-site improvements, utilities, and public and private roadways (collectively, the “Improvements”). As used in this Lease, the term “Improvements” includes the initial improvements contemplated in this Section 14.01 and the attached Tenant Work Letter, and also any subsequent Tenant’s Alterations.
Section 14.02.    Ownership of Improvements. During the Lease Term, the Improvements shall be the property of Tenant. Upon the expiration of or earlier termination of this Lease, the Improvements shall either be removed by Tenant or Landlord or remain, consistent with the specific provisions of this Lease (see, for example, Section 6.06 and Section 7.01 above). If they remain pursuant to the terms of a Non-Razing Agreement, the Improvements shall become the property of the then current ground lessee or Master Landlord (if no ground lessee).
Section 14.03.    No Landlord Improvements. Consistent with Section 6.01 of this Lease, Tenant accepts the Property in its “as is” condition, and Landlord shall have no liability or obligation for making any alterations or improvements of any kind in or about the Property.
Section 14.04.    Landlord’s Assistance.  At Tenant’s written request and if reasonably necessary for the construction of the Improvements or for the conduct of Tenant’s business at the Property, Landlord shall request Master Landlord to fulfill its obligations under Section 1.9.2 of the Master Lease.
ARTICLE FIFTEEN    INTENTIONALLY OMITTED
ARTICLE SIXTEEN    MISCELLANEOUS PROVISIONS

Section 16.01.    Non-Discrimination. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, religion, creed, age, sex, disability, national origin, ancestry, ethnicity, sexual orientation, marital status, citizenship status, or veteran status in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.
Section 16.02.    Landlord’s Liability; Certain Duties.
(a)    As used in this Lease, the term “Landlord” means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.
(b)    Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant’s notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30)-day period and thereafter diligently pursued to completion.
(c)    Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord’s interest in the Property, and neither the Landlord nor its partners, members, managers, shareholders, officers or other principals shall have any personal liability under this Lease.

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

(d)    Except as may be otherwise expressly provided in this Lease, Tenant shall have no right to terminate this Lease based on an uncured default by Landlord in the performance of Landlord’s obligations under this Lease; provided, however, that Tenant may seek to recover from Landlord an amount representing appropriate actual, compensatory damages for breach of contract based on any such uncured default of Landlord, but not otherwise. Consistent with Section 10.08 above, in no event shall Tenant be permitted to recover consequential, punitive, or exemplary damages from Landlord based on any such uncured default of Landlord, or otherwise.
(e)    With respect to any provision of this Lease which provides (or is held to provide) that Landlord shall not unreasonably withhold any consent or approval, Tenant shall not be entitled to make any claim for, and Tenant hereby expressly waives, any claim for damages, it being acknowledged and agreed that Tenant’s sole right and exclusive remedy therefor shall be an action for specific performance.
Section 16.03.    Severability. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect, and it is the intention of the parties that there shall be substituted for such provision as is illegal or unenforceable a provision as similar to such provision as may be possible and yet be legal and enforceable.
Section 16.04.    Interpretation. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Unless the context clearly requires otherwise, (i) the plural and singular numbers will each be deemed to include the other; (ii) the masculine, feminine, and neuter genders will each be deemed to include the others; (iii) “shall,” “will,” “must,” “agrees,” and “covenants” are each mandatory; (iv) “may” is permissive; (v) “or” is not exclusive; and (vi) “includes” and “including” are not limiting. In the event of a dispute between Landlord and Tenant over the interpretation of this Lease, both parties shall be deemed to have been the drafter of this Lease, and any applicable law that states that contracts are to be construed against the drafter shall not apply. In any provision relating to the conduct, acts or omissions of Tenant, the term “Tenant” shall include Tenant’s agents, employees, contractors, invitees, successors or others using the Property with Tenant’s express or implied permission.
Section 16.05.    Incorporation of Prior Agreements; Modifications. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void. All attached exhibits are hereby expressly incorporated into this Lease by this reference.
Section 16.06.    Notices. All notices, demands, statements or communications (collectively, “Notices”) given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, nationally-recognized commercial overnight courier, or delivered personally (i) to Tenant at the appropriate address set forth in Section 1.03 above, or (ii) to Landlord at the addresses set forth in Section 1.02 above. Landlord and Tenant shall have the right to change its respective Notice address upon giving Notice to the other party. Any Notice will be deemed given three (3) business days after the date it is mailed as provided in this Section 16.06, or upon the date delivery is made, if delivered by an approved courier (as provided above) or personally delivered Consistent with the provisions of Section 16.02(b) above, if Tenant is notified of the identity and address of Landlord’s secured lender or ground or underlying lessor, Tenant shall give to such lender or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such lender or ground or underlying lessor shall be given the same opportunity to cure such default as is provided Landlord under this Lease (unless such cure period is extended pursuant to the terms of any agreement to which Tenant is a party or to which Tenant consents) prior to Tenant’s exercising any remedy available to Tenant. Notices required hereunder may be given by either an agent or attorney acting on behalf of Landlord or Tenant.
Section 16.07.    Waivers. The failure of Landlord to insist upon the strict performance, in any of one or more instances, of any term, covenant or condition of this Lease shall not be deemed to be a waiver by Landlord of such term, covenant or condition. No waiver by Landlord of any breach by Tenant of any term, provision and covenant contained herein shall be deemed or construed to constitute a waiver of any other or subsequent breach by Tenant of any term, provision or covenant contained herein. Landlord’s acceptance of the payment of rent (or portions thereof) or any other payments hereunder after the occurrence of and during the continuance of a default (or with knowledge of a breach of any term or provision of this Lease which with the giving of notice and the passage of time, or both, would constitute a default) shall not be construed as a waiver of such default or any other rights or remedies of Landlord, including any right of Landlord to recover the Property,

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

unless such payment of rent cures such default. Moreover, Tenant acknowledges and agrees that Landlord’s acceptance of a partial rent payment shall not, under any circumstances (whether or not such partial payment is accompanied by a special endorsement or other statement), constitute an accord and satisfaction. Landlord will accept the check (or other payment means) for payment without prejudice to Landlord’s right to recover the balance of such rent or to pursue any other remedy available to Landlord. Forbearance by Landlord to enforce one or more of the remedies herein provided upon the occurrence of a default shall not be deemed or construed to constitute a waiver of such default.
Section 16.08.    No Recordation. Tenant shall not record this Lease. Concurrently with their execution of this Lease, Landlord and Tenant shall execute a memorandum of this Lease in the form attached as Exhibit “I” to this Lease (the “Lease Memorandum”), which shall be recorded at Landlord’s cost.
Section 16.09.    Binding Effect; Choice of Law. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant’s successor unless the rights or interests of Tenant’s successor are acquired in accordance with the terms of this Lease. The laws of the State in which the Property is located shall govern this Lease, without regard to such State’s conflicts of law principles. Any action or claim to enforce or interpret the provisions of this Lease, or otherwise arising out of or related to this Lease or to Tenant’s use and occupancy of the Property, regardless of the theory of relief or recovery and regardless of whether third parties are involved in the action, may only be brought in the State and County where the Property is located, and Landlord and Tenant irrevocably consent to personal jurisdiction in such State for purposes of any such action or claim.
In the interest of obtaining a speedier and less costly adjudication of any dispute, Landlord and Tenant hereby knowingly, intentionally, and irrevocably waive the right to trial by jury in any legal action, proceeding, claim, or counterclaim brought by either of them against the other on all matters arising out of or related to this Lease or the use and occupancy of the Property.
Section 16.10.    Corporate Authority; Partnership Authority; LLC Authority. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant’s Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person or entity signing this Lease for Tenant represents and warrants that he or it is a general partner of the partnership, that he or it has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner’s withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant’s recorded statement of partnership or certificate of limited partnership. If Tenant is a limited liability company (LLC), Tenant represents and warrants that the person or entity signing on its behalf is a manager or member of the LLC, that he or it has full authority to sign for the LLC and that this Lease binds the LLC. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant’s managers or members authorizing the execution of this Lease, or other evidence of such authority reasonably acceptable to Landlord.
Section 16.11.    Intentionally Omitted.
Section 16.12.    Force Majeure. A “Force Majeure” event shall occur if Landlord or Tenant cannot perform any of its obligations due to events beyond such applicable party’s control (except with respect to the obligations imposed with regard to Base Rent, Additional Rent and other charges to be paid by Tenant pursuant to this Lease), and in such cases the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord’s or Tenant’s control include, but are not limited to, acts of God, war, civil commotion, terrorist acts, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction, waiting periods for obtaining governmental permits or approvals, or weather conditions. No express reference in this Lease to a Force Majeure event shall create any inference that the terms of this Section 16.12 do not apply with equal force in the absence of such an express reference.
Section 16.13.    Counterparts. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Receipt of facsimile signatures (regardless of the means of transmission) shall be as binding on the parties as an original signature.

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

Section 16.14.    Survival. All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.
Section 16.15.    Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.
Section 16.16.    No Warranty. In executing and delivering this Lease, Tenant has not relied on any representation, including, but not limited to, any representation whatsoever as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.
Section 16.17.    Waiver of Redemption by Tenant. Tenant hereby waives, for Tenant and for all those claiming under Tenant, all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant’s right of occupancy of the Property after any termination of this Lease.
Section 16.18.    Independent Covenants. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute or other law to the contrary.
Section 16.19.    Confidentiality. Each party acknowledges that the content of this Lease and any related documents are confidential information. Landlord and Tenant shall keep such confidential information strictly confidential and shall not, except as otherwise required by law, disclose such confidential information to any person or entity other than Tenant’s or Landlord’s financial, legal, and other consultants, provided that such recipients agree to maintain the confidentiality of the information.
Section 16.20.    Revenue and Expense Accounting. Landlord and Tenant agree that for purposes of any determination under Section 467 of the Internal Revenue Code rental income will accrue to the Landlord and rental expenses will accrue to the Tenant in the amounts and as of the dates rent is payable under this Lease.
Section 16.21.    Tenant’s Representations and Warranties. Tenant warrants and represents to Landlord as follows, each of which is material and being relied upon by Landlord:
(a)    Tenant and all persons and entities (i) owning (directly or indirectly) an ownership interest in Tenant, (ii) whom or which are an assignee of Tenant’s interest in this Lease; or (iii) whom or which are a guarantor of Tenant’s obligations under this Lease: (x) are not, and shall not become, a person or entity with whom Landlord is restricted from doing business under regulations of the Office of Foreign Assets Control (“OFAC”) of the Department of the Treasury (including, but not limited to, those named on OFAC’s Specially Designated Nationals and Blocked Persons list) or under any statute, executive order (including, but not limited to, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action; (y) are not, and shall not become, a person or entity with whom Landlord is restricted from doing business under the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001 or the regulations or orders thereunder; and (z) are not knowingly engaged in, and shall not knowingly engage in, any dealings or transaction or be otherwise associated with such persons or entities described in clauses (x) or (y), above.
(b)    If Tenant is an entity, Tenant is duly organized, validly existing and in good standing under the laws of the State of its organization, and is qualified to do business in the State in which the Property is located, and the persons executing this Lease on behalf of Tenant have the full right and authority to bind Tenant without the consent or approval of any other person or entity. Tenant has full limited liability company power, capacity, authority and legal right to execute and deliver this Lease and to perform all of its obligations hereunder. This Lease is a legal, valid and binding obligation of Tenant, enforceable in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, or similar laws affecting creditors’ rights generally, and (ii) general principles of equity.

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

(c)    Tenant has not (1) made a general assignment for the benefit of creditors, (2) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by any creditors, (3) suffered the appointment of a receiver to take possession of all or substantially all of its assets, (4) suffered the attachment or other judicial seizure of all or substantially all of its assets, (5) admitted in writing its inability to pay its debts as they come due, or (6) made an offer of settlement, extension or composition to its creditors generally.
Tenant confirms that all of the above representations and warranties are true as of the date of this Lease, and acknowledges and agrees that they shall survive the expiration or earlier termination of this Lease.
Section 16.22.    Further Assurances. Except as otherwise expressly provided in this Lease, Landlord and Tenant each will, at its own cost and expense, execute and deliver such further documents and instruments and will take such other actions as may be reasonably required or appropriate to carry out the intent and purposes of this Lease.
Section 16.23.    Heirs and Successors. The covenants and agreements of this Lease shall be binding upon the heirs, legal representatives, successors and permitted assigns of the parties hereto.
Section 16.24.    Lease Contingencies. Notwithstanding any language to the contrary in this Lease, Tenant acknowledges and agrees that if this Lease is executed and delivered prior to its approval by Master Landlord that the continued effectiveness of this Lease is conditioned on receipt of the written approval of this Lease by Master Landlord through the Board of County Commissioners or its designated representative, and such approval is not subject to any appeal or other contest. In the course of obtaining Master Landlord’s approval of this Lease, Landlord and Tenant shall jointly address any concerns raised by Master Landlord’s designated representative and reasonably cooperate in amending this Lease, if needed, so as to obtain such approval as soon as practicable. Any delay in obtaining Master Landlord’s written approval of this Lease shall constitute a Force Majeure event. Notwithstanding any language to the contrary in this Lease, Tenant acknowledges and agrees that if this Lease is executed and delivered prior to the Approval Date (as defined in the Master Lease) and prior to the full execution and delivery of the Master Lease, that the continued effectiveness of this Lease is conditioned on the occurrence of the Approval Date (and such approval is not subject to any appeal or other contest) and on the full execution and delivery of the Master Lease.
Section 16.25.    Constant Dollars Defined. As used in this Lease, “Constant Dollars” means the value of the U.S. dollar to which such phrase refers, as adjusted from time to time. An adjustment shall occur on the first (1st) day of January of the sixth (6th) full calendar year following the date of this Lease, and thereafter at five (5) year intervals. Constant Dollars shall be determined by multiplying the dollar amount to be adjusted by a fraction, the numerator of which is the Current Index Number and the denominator of which is the Base Index Number. The “Base Index Number” shall be the level of the Index for the calendar month during which this Declaration is recorded in the Official Records; the “Current Index Number” shall be the level of the Index for the calendar month that corresponds to the month of the date of this Lease of the year preceding the adjustment year; the “Index” shall be the Consumer Price Index for All Urban Consumers, published by the Bureau of Labor Statistics of the United States Department of Labor for U.S. City Average, All Items (1996=100), or any successor index thereto as hereinafter provided. If publication of the Index is discontinued, or if the basis of calculating the Index is materially changed, then Landlord shall substitute for the Index comparable statistics as computed by an agency of the United States Government or, if none, by a substantial and responsible periodical or publication of recognized authority most closely approximating the result which would have been achieved by the Index.
ARTICLE SEVENTEEN     MASTER LEASE

(a)    This Lease is subject and subordinate to the Lease Agreement (the “Master Lease”) for the Property to be entered into by and between Landlord, as tenant, and County of Clark, a political subdivision of the State of Nevada (“County”), as landlord (the “Master Landlord”), and to any renewal, amendment or modification thereof, and to any mortgage or other encumbrance to which the Master Lease is subject or subordinate, and to all renewals, modifications, consolidations, replacements and extensions thereof. A copy of the Master Lease is or will be attached as Exhibit “G” to this Lease. Except as specifically modified in this Lease, during the Lease Term Tenant shall be bound by and shall observe all of the terms and conditions to be observed by Landlord under the Master Lease as fully and to the same extent and effect as though Tenant were the lessee thereunder in the place and stead of Landlord. The Master Lease has a term of fifty (50) years. Any event resulting in termination of the Master Lease by its terms or otherwise shall also automatically result in termination

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

of this Lease, except as otherwise provided or contemplated in Section 2.3 (Attornment) of the Master Lease, consistent with the provisions of subsection (d) below. Landlord agrees not to agree to any amendment to the Master Lease that would have a materially adverse effect on Tenant’s use of the Property or materially diminish Tenant’s rights or materially increase Tenant’s obligations under this Lease, without first obtaining Tenant’s consent.
(b)    Without limiting the generality of subsection (a) above, Tenant expressly agrees to comply with and be bound by (i) any and all covenants, conditions and restrictions or rules, regulations or standards of operation or conduct contemplated under the terms of the Master Lease, and (ii) the non-discrimination provisions of Article III of the Master Lease, which are hereby incorporated into this Lease by this reference.
(c)    Without limiting the generality of subsection (a) above, Tenant acknowledges and agrees that Landlord’s covenant of quiet possession or enjoyment (Section 5.08 of this Lease) is expressly subject to the Master Landlord’s rights under the Master Lease, including but not limited to the right to recover the Property (Section 2.20 of the Master Lease), the right to improve or expand McCarran International Airport (Section 3.11 of the Master Lease), and the right to enter and inspect the Property (Section 2.7 of the Master Lease).
(d)    Without limiting the generality of subsection (a) above, Tenant acknowledges and agrees that this Lease is subject to the attornment provisions of Section 2.3 of the Master Lease. Pursuant to the provisions of such section of the Master Lease, Section 11.01 of this Lease is supplemented by adding the following thereto:
If by reason of a default on the part of Landlord as tenant in the performance of the terms of the provisions of the Master Lease, the Master Lease and the leasehold estate of Landlord as ground lessee thereunder are terminated by summary proceedings or otherwise in accordance with the terms of the Master Lease, Tenant will attorn to Master Landlord and recognize Master Landlord as lessor; provided, however, Master Landlord agrees that so long as Tenant is not in default, Master Landlord agrees to provide quiet enjoyment to Tenant and to be bound by all the terms and conditions of this Lease.
To confirm the protection afforded Tenant described above, Landlord shall request from Master Landlord an executed Recognition, Nondisturbance and Attornment Agreement substantially in the form of that attached as Exhibit “J” to this Lease, or such other form approved for use by Master Landlord (the “RNDA”). Landlord and Tenant acknowledge and agree that the continued effectiveness of this Lease is conditioned on Tenant’s receipt of the RNDA executed by Master Landlord.
(e)    Without limiting the generality of subsection (a) above, Tenant further acknowledges and agrees that Master Landlord must be named as an additional insured on all liability insurance policies maintained by Tenant under the terms of this Lease (per Section 2.12.2.7.4 of the Master Lease).
(f)    As required by the terms of Section 2.9 of the Master Lease, should Tenant cause any improvements to be made to the Property, Tenant shall cause any contract with any contractor, designer, or other person providing work, labor, or materials to the Property to include the following clause:
Contractor agrees on behalf of itself, its subcontractors, suppliers and consultants and their employees that there is no legal right to file a lien upon County-owned property, and will not file a mechanic’s lien or otherwise assert any claim against County on account of any work done, labor performed or materials furnished under this contract. Contractor agrees to indemnify, defend and hold County harmless from any liens filed upon County’s property and shall promptly take all necessary legal action to ensure the removal of any such lien at Contractor’s sole cost.
(g)    Without limiting the generality of subsection (a) above and notwithstanding any contrary language in this Lease, Tenant acknowledges and agrees that in the event Master Landlord requires Landlord to pay any Interim Ground Rent (as defined in the Master Lease), and such requirement is the result of Tenant’s failure to construct the Initial Improvements (as defined in the Master Lease) within the period required by the Master Lease, Tenant alone (and not Landlord) shall be responsible for payment of either (i) Master Landlord’s fifty percent (50%) share of Net Revenue (as defined in the Master Lease), or (ii) Interim Ground Rent, whichever is greater.

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

ARTICLE EIGHTEEN	DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND RECIPROCAL EASEMENTS
Landlord may prepare for eventual recordation against the Property and other adjacent land a Declaration of Covenants, Conditions, Restrictions and Reciprocal Easements (the “Declaration”). So long as the provisions of the Declaration do not increase Tenant’s obligations in any material way (the performance of ministerial acts shall not be deemed material) and do not have a materially adverse effect on Tenant’s conduct of business from the Property, Tenant agrees that the Lease shall be subject and subordinate to the Declaration, and further agrees to execute a recordable instrument (prepared by Landlord at its sole cost and expense) in order to evidence such subordination.
ARTICLE NINETEEN        NO OPTION OR OFFER

THE SUBMISSION OF THIS LEASE BY LANDLORD, ITS AGENT OR REPRESENTATIVE FOR EXAMINATION OR EXECUTION BY TENANT DOES NOT CONSTITUTE AN OPTION OR OFFER TO LEASE THE PROPERTY UPON THE TERMS AND CONDITIONS CONTAINED HEREIN OR A RESERVATION OF THE PROPERTY IN FAVOR OF TENANT, IT BEING INTENDED HEREBY THAT THIS LEASE SHALL ONLY BECOME EFFECTIVE UPON THE EXECUTION HEREOF BY LANDLORD AND DELIVERY OF A FULLY EXECUTED LEASE TO TENANT, WHETHER SUCH EXECUTION AND DELIVERY IS ACCOMPLISHED BY PHYSICAL DELIVERY OR DELIVERY BY FACSIMILE TRANSMISSION OR OTHER ELECTRONIC MEANS. NEITHER PARTY SHALL HAVE ANY OBLIGATION TO CONTINUE DISCUSSIONS OR NEGOTIATIONS OF THIS LEASE.

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Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below.

LANDLORD:
Signed on _________________ ___, 2019	BELTWAY BUSINESS PARK WAREHOUSE NO.8, LLC,
at .	a Nevada limited liability company

By: MAJESTIC BELTWAY WAREHOUSE
a California corporation, Manager’s Agent

By: /s/ Edward P. Roski, Jr.
Printed Name: Edward P. Roski, Jr.
Its: President and Chairman of the Board

By: THOMAS & MACK BELTWAY, L.L.C.,
a Nevada limited liability Company,
its Manager

By: /s/ Thomas A. Thomas
Printed Name: Thomas A. Thomas
Its: Manager

TENANT:

Signed on _________________ ___, 2019	SWITCH, LTD.,
at Las Vegas, Nevada	a Nevada limited liability company
By: /s/ Gabriel Nacht
Printed Name: Gabriel Nacht
Its: CFO

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.
Signature Page

EXHIBIT A

DESCRIPTION OF THE PROPERTY
BEING A PORTION OF THE NORTHWEST QUARTER (NW 1/4) AND THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 1, TOWNSHIP 22 SOUTH, RANGE 60 EAST, M.D.M., CLARK COUNTY, NEVADA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
PARCEL I
THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 1, TOWNSHIP 22 SOUTH, RANGE 60 EAST, M.D.M., CLARK COUNTY, NEVADA.
EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PORTION THEREOF AS DEDICATED TO CLARK COUNTY BY DEED RECORDED FEBRUARY 3, 2003 IN BOOK 20030203 AS DOCUMENT NO. 02789, OFFICIAL RECORDS, CLARK COUNTY, NEVADA.
PARCEL II
THE SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 1, TOWNSHIP 22 SOUTH, RANGE 60 EAST, M.D.M., CLARK COUNTY, NEVADA.
EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PORTION THEREOF AS DEDICATED TO CLARK COUNTY BY DEED RECORDED NOVEMBER 1, 1996 IN BOOK 961101 AS DOCUMENT NO. 00165, OFFICIAL RECORDS, CLARK COUNTY, NEVADA.
PARCEL III
THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 1, TOWNSHIP 22 SOUTH, RANGE 60 EAST, M.D.M., CLARK COUNTY, NEVADA.
PARCEL IV
THE SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 1, TOWNSHIP 22 SOUTH, RANGE 60 EAST, M.D.M., CLARK COUNTY, NEVADA.
PARCEL V
BEGINNING AT THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 1, TOWNSHIP 22 SOUTH, RANGE 60 EAST, M.D.M., CLARK COUNTY, NEVADA.
THENCE SOUTH 87°22’33” WEST, 935.37 FEET;
THENCE NORTH 02°12’24” EAST, 614.51 FEET;
THENCE NORTH 64°38’33” WEST, 697.55 FEET;
THENCE CURVING TO THE RIGHT ALONG AN ARC HAVING A RADIUS OF 1,000.00 FEET, CONCAVE SOUTHERLY, THROUGH A CENTRAL ANGLE OF 18°27’01”, AN ARC LENGTH OF 322.02 FEET;

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

THENCE SOUTH 01°38’58” WEST, 303.19 FEET; THENCE SOUTH 87°00’36” WEST, 309.83 FEET; THENCE SOUTH 01°50’03” WEST, 327.22 FEET; THENCE NORTH 87°11’37” EAST, 310.81 FEET; THENCE SOUTH 01°38’58” WEST, 328.13 FEET TO THE POINT OF BEGINNING.
PARCEL VI
BEGINNING AT THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 1, TOWNSHIP 22 SOUTH, RANGE 60 EAST, M.D.M., CLARK COUNTY, NEVADA.
THENCE NORTH 87°22’50” EAST, 311.92 FEET; THENCE NORTH 01°27’41” EAST, 658.12 FEET; THENCE NORTH 87°00’29” EAST, 882.13 FEET;
THENCE FROM A POINT TO WHICH A RADIAL LINE BEARS SOUTH 81°05’20” EAST, CURVING TO THE RIGHT ALONG AN ARC HAVING A RADIUS OF 760.00 FEET, CONCAVE WESTERLY, THROUGH A CENTRAL ANGLE OF 09°48’55”, AN ARC LENGTH OF 130.19 FEET TO A POINT TO WHICH A RADIAL LINE BEARS SOUTH 71°16’26” EAST;
THENCE SOUTH 20°28’06” WEST, 161.05 FEET;
THENCE FROM A POINT TO WHICH A RADIAL LINE BEARS NORTH 72°10’17” WEST, CURVING TO THE LEFT ALONG AN ARC HAVING A RADIUS OF 845.00 FEET, CONCAVE EASTERLY, THROUGH A CENTRAL ANGLE OF 00°40’40”, AN ARC LENGTH OF 10.00 FEET TO A POINT TO WHICH A RADIAL LINE BEARS NORTH 72°50’57” WEST;
THENCE NORTH 69°31’54” WEST, 63.61 FEET;
THENCE SOUTH 28°05’55” WEST, 47.62 FEET;
THENCE SOUTH 86°52’41” WEST, 584.09 FEET;
THENCE SOUTH 08°57’16” WEST, 329.91 FEET;
THENCE SOUTH 65°51’36” WEST, 9.22 FEET;
THENCE SOUTH 08°37’59” WEST, 41.20 FEET;
THENCE SOUTH 80°58’21” WEST, 1.49 FEET;
THENCE SOUTH 82°14’44” WEST, 45.00 FEET;
THENCE CURVING TO THE LEFT ALONG AN ARC HAVING A RADIUS OF 840.00 FEET, CONCAVE SOUTHERLY, THROUGH A CENTRAL ANGLE OF 23°01’22”, AN ARC LENGTH OF 337.53 FEET;
THENCE SOUTH 59°13’22” WEST, 826.22 FEET;
THENCE CURVING TO THE RIGHT ALONG AN ARC HAVING A RADIUS OF 25.00 FEET, CONCAVE NORTHERLY, THROUGH A CENTRAL ANGLE OF 90°34’13”, AN ARC LENGTH OF 39.52 FEET;
THENCE NORTH 30°12’25” WEST, 52.90 FEET;
THENCE CURVING TO THE RIGHT ALONG AN ARC HAVING A RADIUS OF 200.00 FEET, CONCAVE NORTHEASTERLY, THROUGH A CENTRAL ANGLE OF 12°03’40”, AN ARC LENGTH OF 42.10 FEET;
THENCE NORTH 18°08’45” WEST, 224.47 FEET;

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

THENCE CURVING TO THE RIGHT ALONG AN ARC HAVING A RADIUS OF 350.00 FEET, CONCAVE EASTERLY, THROUGH A CENTRAL ANGLE OF 16°26’59”, AN ARC LENGTH OF 100.49 FEET;
THENCE SOUTH 88°18’14” WEST, 60.00 FEET;
THENCE FROM A POINT TO WHICH A RADIAL LINE BEARS SOUTH 88°18’14” WEST, CURVING TO THE RIGHT ALONG AN ARC HAVING A RADIUS OF 20.00 FEET, CONCAVE NORTHWESTERLY, THROUGH A CENTRAL ANGLE OF 92°09’06”, AN ARC LENGTH OF 32.17 FEET;
THENCE NORTH 89°32’40” WEST, 374.44 FEET;
THENCE CURVING TO THE RIGHT ALONG AN ARC HAVING A RADIUS OF 25.00 FEET, CONCAVE NORTHEASTERLY, THROUGH A CENTRAL ANGLE OF 90°00’25”, AN ARC LENGTH OF 39.27 FEET;
THENCE NORTH 00°28’06” EAST, 9.09 FEET;
THENCE NORTH 01°44’29” EAST, 55.57 FEET;
THENCE NORTH 87°22’33” EAST, 1197.01 FEET TO THE POINT OF BEGINNING.
PARCEL I THROUGH VI CONTAINING 37.503 ACRES, MORE OR LESS.
SEE EXHIBIT “B” TO ACCOMPANY LEGAL DESCRIPTION, ATTACHED HERETO AND MADE A PART HEREOF.
BASIS OF BEARINGS
NORTH 01°42’41”, BEING THE EAST LINE OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF SECTION 2, TOWNSHIP 22 SOUTH, RANGE 60 EAST, M.D.M., CLARK COUNTY, NEVADA, AS SHOWN BY MAP THEREOF IN BOOK 146, PAGE 21 OF PLATS, OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

CLARK COUNTY (AVIATION)
*SEE SHEET 3 OF 4 FOR PROPERTY AND STREET REFERENCES
N
1" = 200'
INTERSTATE 215
PUBLIC STREET DEDICATED PER OR:20000830:01236
N64°38'33"E 899.34'
697.55'
C1
303.19'
S87°00'36"W
309.83'
A100
NOT A PART
S01°38'58"W 959.45'
328.13'
N87°11'37"E
310.81'
S01°50'03"W
327.22'
PARCEL I
CLARK COUNTY (AVIATION)
APN:176-01-201-011
OR:19940127:00927
1.063 AC.
201.79'
289.10'
N02°12'24"E 614.51'
L6
4
116.84'
PARCEL V
CLARK COUNTY (AVIATION)
APN:176-01-201-014
OR:19940402:01632
14.929 AC.
S87°11'37"W
206.58'
L5
3
239.91'
325.41'
PARCEL II
CLARK COUNTY (AVIATION)
APN:176-01-201-012
OR:20020702:01820
1.799 AC.
MATCH LINE SEE SHEET 2
328.13'
935.37'
L4
L1
261.59'
N87°22'33"E 1197.01'
L2
L3
-SEE DETAIL "A" THIS SHEET
C8
L16(R)
CW 1/16 SECTION 1 POINT OF BEGINNING
L18
L17
PARCEL VI
CLARK COUNTY (AVIATION)
APN:176-01-301-041
OR:19940402:01632
15.034 AC.
2
C9
MAULE AVENUE
1
C7
A106
NOT A PART
CORPORATE PLAZA DRIVE
L15
S59°13'22"W 826.22'
BADURA AVENUE
0.05'
PARCEL II
L1
L2
261.59'
1196.06'
1197.01'
PARCEL VI
DETAIL "A"
50'
C6
L14
C5
1
*SEE SHEET 4 OF 4 FOR LINE AND CURVE TABLES
P:\CCC\18081\DWG\EXHIBITS\18081 EX BASE 2.DWG

WALLACE MORRIS KLINE SURVEYING, LLC.
LAND SURVEY CONSULTING
5740 S. ARVILLE ST. #206
LAS VEGAS, NEVADA 89118

EXHIBIT "B"

PAGE 1 OF 4

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

CLARK COUNTY (AVIATION)
A101
NOT A PART
A102
NOT A PART
A103
NOT A PART
A104
NOT A PART
R1
303.19'
N87°00'29"E 1192.04'
309.91'
882.13'
R2
C2
R3
PARCEL III
CLARK COUNTY (AVIATION)
APN:176-01-201-009
OR:20020318:01794
2.335 AC.
PARCEL VI
CLARK COUNTY (AVIATION)
APN:176-01-301-041
OR:19940402:01632
15.034 AC.
L7
L9
R4
C3
R5
L8
328.13'
329.06'
S01°27'41"W 658.12'
S86°52'41"W 584.09'
310.92'
S87°11'42"W
N08°57'16"W
329.91'
A105
NOT A PART
LINDELL ROAD ⑤
328.13'
CW 1/16
SECTION 1
POINT OF
BEGINNING
329.06'
L10
311.92'
N87°22'50"E
L11
S59°13'22"W
C4
826.22'
BADURA AVENUE ⑤
L13
L12
MATCH LINE
SEE SHEET 2
PARCEL IV
CLARK COUNTY (AVIATION)
APN:176-01-201-010
OR:20050721:04024
2.343 AC.
0.05'
PARCEL II
L1
261.59'
L2
1196.06'
1197.01'
PARCEL VI
DETAIL "A"
N
1" = 200'

P:\CCC\18081\DWG\EXHIBITS\18081 EX BASE 2.DWG

WALLACE MORRIS KLINE SURVEYING, LLC. LAND SURVEY CONSULTING	EXHIBIT "B"
	PORTION OF SECTION 1, TOWNSHIP 22 SOUTH, RANGE 60 EAST, M.D.M., CLARK COUNTY, NEVADA
5740 S. ARVILLE ST. #206 LAS VEGAS, NEVADA 89118	PAGE 2 OF 4

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

CLARK COUNTY (AVIATION)

ADJOINER PROPERTY REFERENCES

A100	N V L A S D E C LLC APN:176-01-201-008 OR:20171108:00847
A101	N V L A S D E C LLC APN:176-01-201-004 OR:20171002:01857
A102	N V L A S D E C LLC APN:176-01-201-005 OR:20171003:00646
A103	N V L A S D E C LLC APN:176-01-201-006 OR:20171003:00646
A104	BELTWAY BUSINESS PARK LLC APN:176-01-201-007 OR:20020123:02650
A105	COUNTY OF CLARK(AVIATION) AND BELTWAY BUSINESS PARK #3 LEASE APN:176-01-201-018 OR:19990402:01632 LEASE OR:20110822:02420
A106	COUNTY OF CLARK(AVIATION) AND BELTWAY BUSINESS PARK #1 LEASE APN:176-03-301-038 OR:19990402:01632

PUBLIC STREET REFERENCES

1	PUBLIC STREET DEDICATED PER OR:20070522:02966
2	PUBLIC STREET DEDICATED PER OR:20011119:02175
3	PUBLIC STREET DEDICATED PER OR:19961101:00165
4	PUBLIC STREET DEDICATED PER OR:20030203:02789
5	PUBLIC STREET DEDICATED PER OR:20020314:00744

P:\CCC\18081\DWG\EXHIBITS\18081 EX BASE 2.DWG

WALLACE MORRIS KLINE SURVEYING, LLC. LAND SURVEY CONSULTING	EXHIBIT "B"
5740 S. ARVILLE ST. #206 LAS VEGAS, NEVADA 89118	PORTION OF SECTION 1, TOWNSHIP 22 SOUTH, RANGE 60 EAST, M.D.M., CLARK COUNTY, NEVADA
	PAGE 3 OF 4

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

CLARK COUNTY (AVIATION)

LINE	BEARING	DISTANCE
L1	N87°22'33"E	50.19'
L2	N87°22'33"E	50.14'
L3	N01°44'29"E	55.57'
L4	N02°23'40"E	95.76'
L5	N15°21'11"E	356.75'
L6	N02°23'40"E	100.00'
L7	S20°28'06"W	161.05'
L8	S28°05'55"W	47.62'
L9	N69°31'54"W	63.61'
L10	S65°51'36"E	9.22'
L11	S08°37'59"E	41.20'
L12	S80°58'21"W	1.49'
L13	S82°14'44"W	45.00'
L14	N30°12'25"W	52.90'
L15	N18°08'45"W	224.47'
L16	S88°18'14"W	60.00'
L17	N89°32'40"W	374.44'
L18	N00°28'06"E	9.09'

RADIAL	BEARING
R1	N06°54'27"W
R2	S81°05'20"E
R3	S71°16'26"E
R4	N72°10'17"W
R5	N72°50'57"W

PARCEL SUMMARY

PARCEL I	1.063 AC.
PARCEL II	1.799 AC.
PARCEL III	2.335 AC.
PARCEL IV	2.343 AC.
PARCEL V	14.929 AC.
PARCEL VI	15.034 AC.
TOTAL AREA	37.503 AC.

CURVE	DELTA	RADIUS	LENGTH	TANGENT
C1	18°27'01"	1000.00'	322.02'	162.41'
C2	9°48'55"	760.00'	130.19'	65.26'
C3	0°40'40"	845.00'	10.00'	5.00'
C4	23°01'22"	840.00'	337.53'	171.07'
C5	90°34'13"	25.00'	39.52'	25.25'
C6	12°03'40"	200.00'	42.10'	21.13'
C7	16°26'59"	350.00'	100.49'	50.59'
C8	92°09'06"	20.00'	32.17'	20.77'
C9	90°00'25"	25.00'	39.27'	25.00'

P:\CCC\18081\DWG\EXHIBITS\18081 EX BASE 2.DWG

WALLACE MORRIS KLINE
SURVEYING, LLC.
LAND SURVEY CONSULTING
5740 S. ARVILLE ST. #206
LAS VEGAS, NEVADA 89118

EXHIBIT "B"

PAGE 4 OF 4

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

EXHIBIT B

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:

Attention:

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
NOTE: THE SUBORDINATION PROVIDED FOR IN THIS AGREEMENT
RESULTS IN YOUR LEASEHOLD ESTATE BECOMING SUBJECT TO AN
INTEREST IN THE PROPERTY CREATED BY SOME OTHER INSTRUMENT
This Subordination, Non-disturbance and Attornment Agreement (this “Agreement”) is made as of ___________ __, 20_, by and among ___________________, a ____________ (“Lender”), ______________, a __________, (“Landlord”), and ______________, a _____________ (“Tenant”).
RECITALS:
A.    Lender will make or has made a loan (the "Loan") to Landlord secured or to be secured by that certain [describe security instrument], executed by Landlord, as trustor, in favor of a trustee for the benefit of Lender, as beneficiary (as amended from time to time, the "Deed of Trust") encumbering the property commonly known as ________________________ (the "Property"), which Property is more particularly described on Exhibit A attached hereto and incorporated herein by this reference.
B.    Tenant has leased the entire Property from Landlord pursuant to that certain Lease dated as of ___________, 20_ (the “Lease”).
C.    County of Clark, a body corporate and politic (“Original Landlord”), has conveyed a leasehold in the Property to Landlord pursuant to that certain Lease Agreement, dated __________, 20__ (the “Ground Lease”).
D.    Lender and Tenant each require the agreements, statements and assurances contained in this Agreement. Tenant understands that, in making the Loan, Lender will rely on the agreements, assurances and statements made in this Agreement, and Lender understands that, pursuant to the terms of the Lease, Tenant will rely on the agreements, assurances and statements made in this Agreement.
NOW, THEREFORE, Lender, Tenant, and Landlord agree as follows:
1.Subordination. Tenant agrees that the Lease, and the rights of Tenant in, to and under the Lease and the Property, and any purchase options, rights of first refusal, rights of first offer, or similar purchase rights contained or referenced therein, are hereby subjected and subordinated, and shall remain in all respects and for all purposes subject and subordinate, to the lien of the Deed of Trust, and to any and all renewals, modifications and extensions of the Deed of Trust, and any and all other instruments held by Lender as security for the Loan; provided that such subordination shall nevertheless be subject to the provisions of this Agreement in every respect; and provided further that any and all such renewals, modifications, extensions and other instruments shall nevertheless in all events be subject to the terms and provisions of this Agreement.
2.    Tenant Not To Be Disturbed. Lender agrees that it shall not join Tenant as a party defendant in any action or proceeding foreclosing the Deed of Trust unless such joinder is necessary to foreclose the Deed of Trust, and then only for

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

such purpose and not for the purpose of terminating the Lease. If Lender or any other person shall become the owner of the Property by reason of foreclosure, whether judicial or non-judicial or other proceedings brought to enforce the Deed of Trust or by deed in lieu of foreclosure (each, a “Succeeding Owner”), notwithstanding any Succeeding Owner’s rights pursuant to subsection 1(d) of NRS 40.255 or any other right afforded by law, Lender hereby agrees, on behalf of itself and every such Succeeding Owner, that so long as Tenant is not in default under the Lease or this Agreement (beyond the cure period (if any) granted to Tenant under the terms of the Lease), each Succeeding Owner shall recognize the Lease and accept Tenant as the tenant under the Lease and that Tenant’s possession and occupancy of the Property shall not be disturbed, diminished or interfered with by a Succeeding Owner during the remaining term of the Lease and all exercised extensions, except in strict accordance with the terms of the Lease.
3.    Tenant To Attorn To Lender. If a Succeeding Owner shall become the owner of the Property by reason of foreclosure, whether judicial or non-judicial or other proceedings brought to enforce the Deed of Trust or by deed in lieu of foreclosure, the Lease shall continue in full force and effect and, subject to the provisions set forth in clauses (a) through (e) below, such Succeeding Owner shall be subject to the obligations of the original Landlord thereunder arising or accruing during the Succeeding Owner’s ownership of the Property, and Tenant hereby agrees to attorn to the Succeeding Owner as Tenant’s lessor; provided that the Succeeding Owner recognizes the Lease and accepts the Property subject to Tenant’s rights pursuant to the Lease; and provided further however, that in any and all events, the Lender shall not be:
(a)    Liable for any act or omission of any prior lessor (including Landlord) or subject to any offsets or defenses which Tenant might have against any such prior lessor; provided that if such act or omission constitutes a continuing breach and to the extent such breach is susceptible to cure by Lender, then Lender shall cure such breach within thirty (30) days following Lender becoming the owner of the Property (or if such breach is not susceptible of cure within such thirty (30) day period, such longer period as may be reasonably necessary, provided Lender is diligently pursuing such cure);
(b)    Liable or obligated to expand the Property, pay tenant improvement allowances, construct additional improvements or otherwise expend funds which are capital in nature, other than as expressly provided in the Lease;
(c)    Liable to pay for any reconstruction costs for any restoration of the Property after a casualty (for which Tenant is responsible under the terms of the Lease), provided that the proceeds of insurance coverage are distributed to Tenant as provided in the Lease;
(d)    Liable for any obligation to indemnify or reimburse Tenant, any leasehold mortgagee, or any other third party or any of their respective successors and assigns from and against any loss, liability, damage or cost relating to or arising from the presence of any toxic or hazardous materials on, under or about the Property attributable to any representation or warranty contained in the Lease or any act or omission of any prior owner of the Property (including Landlord); or
(e)    Liable or bound by any right of first refusal or option to purchase all or any portion of the Property.
The agreements to attorn contained in this Paragraph are intended to be self-effectuating in favor of Lender. Nevertheless, following any foreclosure or deed in lieu of foreclosure and following delivery of written evidence of the Succeeding Owner’s recognition of the Lease and acceptance of the Property subject to Tenant’s rights pursuant to the Lease, within twenty (20) days after written request from the Succeeding Owner, Tenant shall provide such written evidence as may be reasonably required of the continuing effectiveness of Tenant’s obligations under this Agreement and the Lease as modified by this Agreement. Landlord shall remain liable to Tenant for any obligations of claims which arise from Landlord’s breach of the Lease or from other acts or omissions of Landlord which occur prior to Lender or any other Succeeding Owner acquiring title to the Property including acts or omissions which constitute a continuing breach.
4.    Ground Lease. In the event the Ground Lease is rejected in bankruptcy or is otherwise terminated, Lender or any Succeeding Owner shall employ all commercially reasonable efforts to obtain a new or replacement ground lease from Original Landlord, in which case the Lease shall not terminate (or shall be revived) and shall be and shall remain in full force and effect on and pursuant to the terms of said Lease and this Agreement.

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

5.    Rental Payments. Tenant agrees that following receipt of written demand from Lender at any time prior to release of the Deed of Trust, it will pay rent under the Lease to Lender. Landlord hereby releases Tenant from all claims arising out of Tenant’s payment of rent as instructed by Lender in writing. If Tenant is threatened to be made a party, is a party or was a party to any threatened, pending or completed claim, action or proceeding, Lender shall fully indemnify Tenant against all claims, demands, losses, damages, judgments, fines and penalties, amounts paid in settlement, interest, expenses (including attorneys’ fees), expenses of appearing as a witness (including attorneys’ fees) and other liability arising out of, in connection with, or by reason of, Tenant’s payment of rent to Lender instead of Landlord.
6.    Lender’s Notice of Default and Options to Cure. Tenant agrees that, until release of the Deed of Trust, it shall not terminate the Lease as against Lender for breaches or defaults by the Landlord without having first given to Lender (i) written notice of such default, and (ii) the applicable period within which to cure the default asserted, as provided in the Lease. Notwithstanding any provision contained in this Agreement to contrary, Lender shall be under no obligation to cure any default under the Lease, unless and until Lender has assumed the position of Landlord under the Lease.
7.    Assignment of Lease. Tenant understands that Landlord’s interest in the Lease has been assigned to Lender in connection with the Loan and that, during the continuation of the Loan, no amendment or modification (except such as do not prejudice the interests of Lender in any material respect) of the Lease shall be binding against Lender unless approved in writing by Lender, which approval shall not be unreasonably withheld, conditioned or delayed. Except as provided herein, however, Lender shall assume no duty, liability or obligation to Tenant under the Lease.
8.    Notices. Any notices under this Agreement shall be sent by certified mail to the addresses indicated below.
9.    Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties and their heirs, administrators, representatives, successors, and assigns.
(Remainder of page intentionally left blank – signature page to follow)

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parities hereto as of the day and year first above written.

LENDER:

a

By:
Name:
Its:
Address:

LANDLORD:
BELTWAY BUSINESS PARK WAREHOUSE NO. 8, LLC, a Nevada limited liability company
By: MAJESTIC BELTWAY WAREHOUSE
BUILDINGS, LLC, a Delaware
limited liability company, its Manager

By: MAJESTIC REALTY CO.,
a California corporation,
Manager’s Agent

By:
Name:
Its:

By:
Name:
Its:

By: THOMAS & MACK BELTWAY, L.L.C.,
a Nevada limited liability company,
its Manager

By:
Name: Thomas A. Thomas
Address:	Its: Manager
c/o Majestic Realty Co.
13191 Crossroads Parkway North, Sixth Floor
City of Industry, California 91746

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

TENANT:

a

By:
Name:
Its:
Address:

[[Insert appropriate acknowledgment blocks]]

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

EXHIBIT C

ESTOPPEL CERTIFICATE

(Attached)

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.
C-1

TENANT ESTOPPEL CERTIFICATE

Reference is made to the lease dated __________________________, 20__ (the “Lease”) by and between _____________________________, a _________________________ (”Landlord”), and _______________________________________, a ___________________________ (“Tenant”), with respect to the premises located at __________________________________________ (the “Premises”).

Tenant hereby represents and certifies as follows:

The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as follows:
1.    Tenant has not transferred or assigned its interest in the Lease, or sublet any portion of the Premises except as follows: _________________________.

2.    The term of the Lease: Commenced on _____________ and expires on ______________.

3.    The current monthly rental amount due under the Lease is $_________. Rent is due on the ____ day of each month. No rental has been paid more than thirty (30) days in advance.

4.    Tenant has no options to renew the term of the Lease.                                    .
5.    To the best of Tenant’s knowledge: (a) neither Landlord nor Tenant are in default under the Lease; and (b) Tenant has no existing offsets or defenses against the enforcement of the Lease by Landlord.

6.    Tenant has paid Landlord a security deposit in the amount of $_________.

This Tenant Estoppel Certificate has been duly executed and delivered by Tenant on the ____ day of ____________, 20___.

TENANT:

___________________________________________________

Printed Name: _______________________________________
Title: ______________________________________________

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.
C-2

EXHIBIT D

HAZARDOUS MATERIALS
[To be attached by Tenant prior to execution, pursuant to Section 5.03.2 of this Lease, and in the absence of such attachment, Tenant acknowledges that Landlord shall not have approved Tenant’s introduction of any Hazardous Material to the Property.]

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.
D-1

EXHIBIT E

CONFIRMATION OF LEASE TERM AND AMENDMENT TO LEASE
THIS CONFIRMATION OF LEASE TERM AND AMENDMENT TO LEASE (“Confirmation”) is made as of the _____ day of ____________ 20___ by and between BELTWAY BUSINESS PARK WAREHOUSE NO. 8, LLC, a Nevada limited liability company (“Landlord”), and SWITCH, LTD., a Nevada limited liability company (“Tenant”). Landlord and Tenant agree as follows:
1.    Landlord and Tenant have entered into a Land Lease, dated _______________, 2019 (the “Lease”), in which Landlord leased to Tenant and Tenant leased from Landlord certain described land located at ______ ______________, Las Vegas, Nevada (the “Property”).
2.    Consistent with Sections 2.01 and 2.02 of the Lease, Landlord and Tenant hereby confirm the Lease Commencement Date and the Lease Expiration Date of the Lease Term (as defined in the Lease), and amend Section 1.05 of the Lease to conform to such dates. The pertinent dates are as follows:
a.    ____________, 20___ is the Lease Commencement Date; and
b.    _____________, 20___ is the Lease Expiration Date.
3.    Tenant confirms that:
a.    It has accepted possession of the Property as provided in the Lease;
b.    The Lease has not been modified, altered, or amended, except as provided in this Confirmation and as follows: _________________________; and
c.    The Lease is in full force and effect.
4.    The provisions of this Confirmation shall inure to the benefit, or bind, as the case may require, Landlord, Tenant, and their respective permitted successors and assigns.
[Intentionally left blank--signature page to follow]

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.
E-1

DATED as of the date first written above.

LANDLORD:	TENANT:

BELTWAY BUSINESS PARK WAREHOUSE NO. 8, LLC,	SWITCH, LTD.,
a Nevada limited liability company	a Nevada limited liability company

By: MAJESTIC BELTWAY WAREHOUSE
BUILDINGS, LLC, a Delaware	By:
limited liability company, its Manager	Printed Name:
Its:
By: MAJESTIC REALTY CO.,
a California corporation, Manager’s Agent

By:
Printed Name:
Its:

By:
Printed Name:
Its:

By: THOMAS & MACK BELTWAY, LLC,
a Nevada limited liability company,
its Manager

By:
Printed Name:
Its:

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.
E-2

EXHIBIT F
TENANT WORK LETTER

This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the “Improvements,” as that term is defined in Section 14.01 of this Lease (collectively, the “Work”). All references in this Tenant Work Letter to “this Lease” shall mean the relevant portions of that certain Land Lease (to which this Tenant Work Letter is attached as Exhibit “F”), and all references in this Tenant Work Letter to Sections of “this Tenant Work Letter” shall mean the relevant portions of this Tenant Work Letter.
SECTION 1
DELIVERY OF THE PROPERTY
Upon full execution and delivery if this Lease and its approval by Master Landlord, Landlord shall deliver the Property for the construction of the Improvements; provided that Tenant has obtained the insurance coverage required under the terms of this Lease (including this Tenant Work Letter) and Landlord is in receipt of Tenant’s insurance binder or endorsement naming Landlord as additional insured under Tenant’s required liability insurance policies (see Section 4.04 of this Lease.) Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Property and against injury to any persons caused by Tenant’s actions or anyone’s actions who are directly or indirectly employed by Tenant. Tenant shall assume all risk of loss to Tenant’s personal property and fixtures.
SECTION 2
CONSTRUCTION DRAWINGS
2.1    Selection of Architect and Engineers; Construction Drawings. Tenant shall retain a licensed architect (the “Architect”) to prepare the plans and drawings for the Improvements. Tenant shall also retain licensed engineers (the “Engineers”) to prepare all plans and engineering working drawings relating to the structural and civil elements of the Improvements and to prepare all plans and engineering working drawings for the mechanical, electrical, plumbing, HVAC, life safety, and sprinkler systems in the Building. The plans and drawings to be prepared by Architect and the Engineers pursuant to this Section 2 shall be known collectively as the “Construction Drawings.” All Construction Drawings shall be subject to Landlord’s review and approval, but such review and approval shall be for the sole purpose of confirming that a data center facility is to be constructed by Tenant on the Property, consistent with the terms of this Lease (“Landlord’s Limited Approval Right”). Tenant and Architect shall verify, in the field, the dimensions and conditions of the Property, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord’s review of the Construction Drawings as set forth in this Section 2, shall be for its sole purpose and shall not imply Landlord’s review of the same, or obligate Landlord to review the same, for quality, design, compliance with applicable governmental regulations or building codes (collectively, the “Code”), or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or its engineers and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant’s waiver and indemnity set forth in this Lease shall specifically apply to the Construction Drawings.
2.2    Preliminary Plans. Tenant shall supply Landlord with two (2) copies signed by Tenant of its preliminary plans for the Improvements (the “Preliminary Plans”) before any architectural working drawings or engineering drawings have been commenced. The Preliminary Plans shall include elevations and dimensions of the Building, the layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein, and all other intended improvements for the Building. Landlord may request clarification or more specific drawings for special use items not included in the Preliminary Plans. Landlord shall advise Tenant within ten (10) business days after Landlord’s receipt of the Preliminary Plans for the Improvements if the same is unsatisfactory, subject to Landlord’s Limited Approval Right. If Tenant is so advised, Tenant shall promptly cause the Preliminary Plans to be revised to correct any deficiencies or other matters Landlord may reasonably require. If Landlord fails to timely provide such approval, the Preliminary Plans shall be deemed approved.

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

2.3    Final Plans. Upon approval of the Preliminary Plans by Landlord, Tenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Improvements, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the “Final Plans”) and shall submit the same to Landlord for Landlord’s approval, subject to Landlord’s Limited Approval Right. Tenant shall supply Landlord with two (2) copies signed by Tenant of such Final Plans. Landlord shall advise Tenant within five (5) business days after Landlord’s receipt of the Final Plans for the Improvements if the same is unsatisfactory, subject to Landlord’s Limited Approval Right. If Tenant is so advised, Tenant shall immediately revise the Final Plans in accordance with such review and any disapproval of Landlord in connection therewith. If Landlord fails to timely provide such approval, the Final Plans shall be deemed approved.
2.4    Approved Final Plans. The Final Plans shall be approved (or deemed approved) by Landlord (subject to Landlord’s Limited Approval Rights) and Master Landlord (to the extent required by the Master Lease) (the “Approved Final Plans”) prior to the commencement of construction of the Improvements by Tenant. After approval (or deemed approval) by Landlord (subject to Landlord’s Limited Approval Rights) and Master Landlord (to the extent required by the Master Lease) of the Final Plans, Architect shall submit the same to the applicable governmental authority for all applicable building permits. Tenant hereby agrees that neither Landlord nor Landlord’s consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Building and that obtaining the same shall be Tenant’s sole responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts as may be reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. Provided that Tenant’s use of the Property is consistent with the Permitted Use, it may make any changes, modifications or alterations in the Approved Final Plans without the prior written consent of Landlord and Master Landlord (unless required by the Master Lease).
SECTION 3
CONSTRUCTION OF THE IMPROVEMENTS
3.1    Tenant’s Selection of General Contractor. Tenant shall retain a licensed general contractor (the “Contractor”), as general contractor for the performance of the Work.
3.2    Construction of Improvements by Tenant’s Agents.
3.2.1    Construction Contract. Prior to Tenant’s execution of the construction contract and general conditions with Contractor (the “Contract”), Tenant shall submit the Contract to Landlord for its review and approval, which review and approval shall be limited to confirming that (a) the insurance and indemnification provisions of the Contract are consistent with the terms of this Lease and the Master Lease, and (b) that the Contract includes the language required by Article Seventeen of this Lease and Section 2.9 of the Master Lease.
3.2.1.1    Landlord’s General Conditions for Tenant’s Agents and Improvements Work. Tenant, Contractor, and all subcontractors, laborers, materialmen, and suppliers used by Tenant (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as “Tenant’s Agents”), in the performance of the Work shall comply with the following: the Improvements shall be constructed in strict accordance with the Approved Final Plans.
3.2.1.2    Indemnity. Tenant’s indemnity of Landlord and others as set forth in Section 5.05 of this Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant’s Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant’s nonpayment of any amount arising out of the Improvements, and/or Tenant’s disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in Section 5.05 of this Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord’s performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy of the Building to be located at the Property.

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

3.2.1.4    Insurance Requirements.
(a)    General Coverages. All of Tenants Agents shall carry worker’s compensation insurance covering all of their respective employees, and shall also carry commercial general liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in Section 4.04 of this Lease, and the policies therefor shall insure Landlord and Tenant, as their interests may appear, as well as the Contractor and subcontractors.
(b)    Special Coverages. Tenant or Contractor shall carry “Builder’s All Risk” insurance in an amount approved by Landlord covering the construction of the Improvements, and such other insurance as Landlord may require, it being understood and agreed that the Improvements shall be insured by Tenant pursuant to Section 4.04 of this Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant’s Agents shall carry Excess Liability and Products and Completed Operation Coverage insurance, each in amounts not less than $500,000 per incident, $1,000,000 in aggregate, and in form and with companies as are required to be carried by Tenant as set forth in this Lease.
(c)    General Terms. Certificates of insurance (in form satisfactory to Landlord) for all insurance carried pursuant to this Section 3.2.1.4 shall be delivered to Landlord before the commencement of construction of the Improvements and before the Contractor’s equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing such policy will give Landlord thirty (30) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant’s sole cost and expense. Tenant’s Agents shall maintain all of the foregoing insurance coverage in force until the Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for ten (10) years following completion of the Work and acceptance by Landlord and Tenant. All policies carried under this Section 3.2.1.4 shall insure Landlord and Tenant, as their interests may appear, as well as Contractor and Tenant’s Agents. All insurance, except Workers’ Compensation, maintained by Tenant’s Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder. The requirements for the above insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 3.2.1.2 of this Tenant Work Letter. Consistent with Section 6.05(b) of this Lease, Tenant shall fulfill the Posted Security Requirements to ensure the lien-free completion of the Improvements.
3.2.2    Governmental Compliance. The Improvements shall comply in all respects with the following: (i) the Code and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer’s specifications.
3.2.3    Inspection by Landlord. Landlord shall have the right to inspect the Improvements at all times, provided however, that Landlord’s failure to inspect the Improvements shall in no event constitute a waiver of any of Landlord’s rights hereunder nor shall Landlord’s inspection of the Improvements constitute Landlord’s approval of the same.
3.3    Copy of Updated Approved Final Plans.
3.3.1    At the conclusion of construction, (i) Tenant shall cause the Contractor (A) to update the Approved Final Plans through annotated changes, as necessary, to reflect all changes made to the Approved Final Plans during the course of construction, (B) to certify to the best of Contractor’s knowledge that such updated Approved Final Plans are true and correct, which certification shall survive the expiration or termination of this Lease, (C) to deliver to Landlord two (2) sets of copies of such updated Approved Final Plans and (D) to deliver to Landlord any permits or similar documents issued by governmental agencies in connection with the construction of the Improvements, within thirty (30) days following issuance of a certificate of occupancy for the Building to be located at the Property, and (ii) Tenant shall deliver to Landlord a copy of

Jones Boulevard and Lindell Road
Las Vegas, Nevada
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all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Building. Landlord and Tenant acknowledge and agree that the Approved Final Plans shall be considered Tenant’s confidential information and subject to the provisions of Section 16.19 of this Lease, regardless of whether they are labeled as such.
3.4    Mechanic’s Lien Matters.
3.4.1    Prior to commencing the Work, Tenant shall have complied with all of the applicable requirements of Nev. Rev. Stat. Chapter 108 (2015), as it may be amended, or any successor statute.
3.4.2    Pursuant to Article Seventeen of this Lease, the Contract and all other agreements entered into for performance of the Work shall contain the language required in subsection (f) of such Article Seventeen.
3.4.3            Upon Substantial Completion of the Work, Tenant shall record a Notice of Completion concerning the Work in accordance with Nevada law. A title company of Landlord’s choosing shall have furnished a preliminary title report or commitment for title insurance to Landlord as of the expiration of the forty (40) day period following the recording of such Notice of Completion, showing that no mechanic’s liens have been recorded against the Property in respect to the Work, or Tenant shall acknowledge in writing its obligations with respect thereto as provided in this Lease.
3.4.4    Upon completion of the Work, Tenant shall provide to Landlord unconditional final lien releases (in a form reasonably satisfactory to Landlord) from Contractor and the major subcontractors, together with a complete reproducible set of any final as-built drawings furnished to Tenant.
3.4.5        Upon Substantial Completion of the Work or at any time thereafter, Tenant shall reimburse Landlord for any cost or expense reasonably incurred by Landlord in defending against any recorded mechanic’s liens affecting the Property, including attorneys’ fees, court costs, and litigation expenses if Tenant fails to timely contest and defend the same as provided in the Lease, and such failure continues for a period of five (5) business days following written notice from Landlord to Tenant that Landlord intends to incur such cost or expense if such failure continues.
3.4.6    Upon Substantial Completion of the Work, Tenant shall execute an Estoppel Certificate in the form of that attached to this Lease as Exhibit “C.”
SECTION 4
MISCELLANEOUS
4.1    Tenant’s Representative. Tenant has designated its Executive Vice President of Construction, currently Terri Borden, as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further written notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.
4.2    Landlord’s Representative. Landlord has designated Rod Martin as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further written notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.
4.3    Time of the Essence in this Tenant Work Letter. Unless otherwise indicated, all references herein to a “number of days” shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.
4.4    Reimbursement. Upon substantial completion of the Work, Tenant shall reimburse Landlord for any cost or expense reasonably incurred by Landlord as a result of any damage to Landlord’s property caused by Tenant’s Agents in performing the Work.

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

EXHIBIT G

MASTER LEASE

(Attached, unless previously provided to Tenant)

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.
G-1

EXHIBIT H

FORM OF LETTER OF CREDIT

[Letterhead of an Issuing Bank acceptable to Beneficiary]

DATE

Beltway Business Park Warehouse No. 8, LLC (“Beneficiary”)
c/o Majestic Realty Co.
13191 Crossroads Parkway North, 6th Floor
City of Industry, CA 91746

Gentlemen:

We hereby establish our Irrevocable Letter of Credit and authorize you to draw on us at sight for the account of [name of tenant] (“Applicant”), the aggregate amount of _______________________ Dollars ($________________).

This Letter of Credit has been issued at Applicant’s request in order to satisfy a requirement contained in that certain Land Lease, dated ____________, 20___, between Beneficiary, as landlord, and Applicant, as tenant (the “Lease”).

Funds under this Letter of Credit are available to the Beneficiary as follows:

Any or all of the sums hereunder may be drawn down at any time and from time to time from and after the date hereof by a vice president, senior vice president, executive vice president, president or chairman of Majestic Realty Co., which is the manager of Beneficiary (“Representative”), when accompanied by this Letter of Credit and a written statement signed by the Representative of Beneficiary, certifying that such monies are due and owing to Beneficiary under the terms of the Lease (the “Certification”), and a sight draft executed and endorsed by the Representative of Beneficiary.

This Letter of Credit is transferable in its entirety. Should a transfer be desired, such transfer will be subject to the return to us of this advice, together with written instructions.

The amount of each draft must be endorsed on the reverse hereof by the negotiating bank. We hereby agree that this Letter of Credit shall be duly honored upon presentation and delivery of the Certification specified above.

This letter of credit shall have an initial term of one (1) year. It is a condition of this Letter of Credit that it shall be automatically renewed without the need for notice for successive, additional one (1) year periods unless, at least sixty (60) days prior to any such date of expiration, the undersigned shall give written notice to Beneficiary, by certified mail, return receipt requested and at the address set forth above or at such other address as may be given to the undersigned by Beneficiary, that this Letter of Credit will not be renewed.

Notwithstanding the above, this Letter of Credit will have a full and final expiration date of ___________________ (60 days after Lease expiration).

This Letter of Credit is subject to and governed by the Uniform Customs and Practices for Documentary Credits, International Chamber of Commerce Publication No. 600 (2007 Revision) [or current revision].

Very truly yours,

[Name of Issuing Bank]

By:____________________________________

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.
H-1

EXHIBIT I

MEMORANDUM OF LEASE

(Attached)

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

ASSESSOR’S PARCEL NUMBERS:

WHEN RECORDED, RETURN TO:

SWITCH, LTD.
7135 S. Decatur Blvd.
Las Vegas, Nevada 89118
Attention: _________________

MEMORANDUM OF LEASE
THIS MEMORANDUM OF LEASE (“Memorandum”) is made as of the _____ day of ______________ 2019, by and between BELTWAY BUSINESS PARK WAREHOUSE NO. 8, LLC, a Nevada limited liability company, whose address is c/o Majestic Realty Co., 13191 Crossroads Parkway North, 6th Floor, City of Industry, California 91746 (“Landlord”), and SWITCH, LTD., a Nevada limited liability company, whose address is 7135 S. Decatur Blvd., Las Vegas, Nevada 89118 (“Tenant”).
WITNESSETH:
1.    Pursuant to the terms of that certain Lease Agreement, dated _________________, 2019, by and between the County of Clark, a political subdivision of the State of Nevada (“Master Landlord”), as landlord, and Landlord, as tenant (the “Master Lease”), Landlord is the holder of a long-term leasehold interest in certain real property located in the County of Clark, State of Nevada, as more particularly depicted and described in Exhibit “A” attached hereto and incorporated herein by reference (the “Property”).
2.    Pursuant to the terms of that certain Land Lease, dated ___________ __, 2019, by and between Landlord and Tenant (the “Lease”), Landlord has subleased the Property to Tenant.
3.    The term of the Lease is approximately forty-nine (49) years.
4.    Pursuant to the provisions of Article Seventeen of the Lease, the Lease is subject and subordinate to the provisions and requirements of the Master Lease.
5.    Pursuant to the provisions of Section 2.3 of the Master Lease, the Master Landlord has agreed that if Landlord ceases to perform its obligations under the Master Lease and its rights under the Master Lease are terminated, then the Master Landlord shall allow Tenant to remain in possession of the Property and the Master Landlord shall be bound by all of the terms and conditions of the Lease, so long as Tenant is not in default of the Lease.
6.    The rent and other obligations of Tenant are set forth in the Lease, to which reference is made for further information. If a conflict exists between the terms of the Lease and this Memorandum of Lease (except with respect to the description of the Property), those contained in the Lease shall govern and be controlling.
7.    This Memorandum of Lease describes only selected provisions of the Lease, and reference is made to the full text of the Lease for the full terms and conditions thereof.
8.    This Memorandum of Lease may be executed in multiple originals or counterparts, each of which shall be an original.

[intentionally left blank—signature page to follow]

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Lease on the dates set forth below, to be effective as of the date first set forth above.
LANDLORD:

BELTWAY BUSINESS PARK WAREHOUSE NO. 8,
LLC, a Nevada limited liability company

By:    MAJESTIC BELTWAY WAREHOUSE
BUILDINGS, LLC, a Delaware
limited liability company, its Manager

By:    MAJESTIC REALTY CO.,
a California corporation,
Manager’s Agent

By:
Printed Name:__________________
Its:___________________________

By:___________________________
Printed Name:__________________
Its:___________________________

By:    THOMAS & MACK BELTWAY, L.L.C.,
a Nevada limited liability company, its Manager

By:
Name:    Thomas A. Thomas
Its:    Manager

TENANT:

SWITCH, LTD.,
a Nevada limited liability company

By:
Printed Name:
Its:

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA        )
: ss.
COUNTY OF LOS ANGELES    )

On _________________________, 2019, before me, _____________________, a Notary Public, personally appeared ________________________________________________________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

____________________________________
(Notary Signature)

STATE OF NEVADA    )
            : ss.
COUNTY OF CLARK    )
The foregoing instrument was acknowledged before me on __________________ 2019, by Thomas A. Thomas, as manager of Thomas & Mack Beltway, L.L.C., a manager of Beltway Business Park Warehouse No. 8, LLC, a Nevada limited liability company.

Notary Public
Residing at:
My Commission Expires:

STATE OF NEVADA    )
            : ss.
COUNTY OF CLARK    )
The foregoing instrument was acknowledged before me on __________________ 2019, by ___________________________, the _____________________ of SWITCH, LTD., a Nevada limited liability company.

Notary Public
Residing at:
My Commission Expires:

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

Exhibit A
to
Memorandum of Lease

Legal Description of Property

(Attached)

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

EXHIBIT J

RECOGNITION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

(Attached)

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

ASSESSOR’S PARCEL NUMBERS:

WHEN RECORDED MAIL TO:

Switch, Inc.
7135 S. Decatur Blvd.
Las Vegas, Nevada 89118
Attention: __________________

RECOGNITION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS RECOGNITION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”), is made to be effective as of ____________, 2019 (the “Effective Date”), by and among BELTWAY BUSINESS PARK WAREHOUSE NO. 8, LLC, a Nevada limited liability company (“Landlord”), with an address at 13191 Crossroads Parkway North, Sixth Floor, City of Industry, California 91746; SWITCH, LTD., a Nevada limited liability company (“Tenant”), with an address at 7135 S. Decatur Blvd., Las Vegas, Nevada 89118; and the COUNTY OF CLARK, a political subdivision of the State of Nevada (“Master Lessor”), with an address at 500 S. Grand Central Pkwy 4th floor, P.O. Box 551825, Las Vegas, Nevada 89155-1825.

RECITALS:

A.
Landlord and Master Landlord have entered into the certain Lease Agreement, dated ______________, 2019 (the “Master Lease”), covering certain real property situated in Clark County, Nevada, legally described in Exhibit “A”, attached hereto and by reference incorporated herein (the “Property”). A Memorandum of the Master Lease was recorded on __________________, 2019, in the official records of Clark County, Nevada as Instrument No. ___________________.

B.
Landlord, as landlord, and Tenant, as tenant, have entered into that certain Land Lease, dated _________________, 2019 (the “Sublease”), for the entire Property (the “Subleased Premises”) for a term of approximately forty-nine (49) years and upon terms and conditions set forth therein.

C.
Landlord, Tenant and Master Landlord desire to confirm their understanding with respect to the Sublease and the Master Lease. Any capitalized terms not defined herein shall have the meanings ascribed to them in the Master Lease or the Sublease, as the context requires.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	In accordance with the provisions of Section 2.2 and Section 1.4 of the Master Lease, Master Landlord hereby consents to the Sublease.

2.
Master Landlord and Landlord each acknowledge and affirm, for the benefit of one another and Tenant, that: (a) on the date hereof, neither party is in default under the Master Lease, nor has committed any act or omission that might become an event of default if uncured within the applicable notice and cure periods; (b) the Master Lease is unmodified and in full force and effect, (c) notwithstanding Section 2.20 of the Master Lease, neither Master Landlord or Landlord will suspend the Sublease in the event of the cessation of Master Landlord’s operation of the Airport.

Jones Boulevard and Lindell Road
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Switch, Ltd.

3.
In the event of a cancellation or termination of the Master Lease for any reason, then, so long as Tenant is not in default under any of the terms, covenants, or conditions of the Sublease (any required notice having been given and any applicable cure period having expired), and subject to the provisions hereof, the Sublease, and the rights of Tenant thereunder shall continue in full force and effect and shall not be terminated or disturbed by Master Landlord except in accordance with the express provisions of the Sublease. In such event, Tenant hereby agrees to attorn to and accept Master Landlord as the Landlord under the Sublease and to be bound by and perform all of the obligations imposed upon Tenant by the Sublease; and Master Landlord agrees to recognize Tenant’s rights under the Sublease and not disturb the possession and rights of Tenant. Master Landlord shall not be entitled to cancel or terminate the Sublease as a result of casualty or condemnation except as provided in the Sublease and provided Master Landlord shall be entitled to terminate the Sublease pursuant to the condemnation procedure only if Master Landlord has reasonably concluded, following investigation, that no other alternatives are available to Master Landlord to accomplish the task for which condemnation is sought. Master Landlord will be bound by all of the obligations imposed by the Sublease upon the Landlord, except this Agreement shall not be deemed to obligate Master Landlord to pay any attorneys’ fees or to indemnify Tenant or others under any provision of the Sublease, or to pay any sum in violation of the Local Government Budget and Finance Act (NRS section 354.470, et seq.). Nothing contained herein shall be construed as a waiver or modification of Master Landlord’s rights under Section 2.3 of the Master Lease.

4.
To the best knowledge of Master Landlord, Master Landlord is not aware of any federal regulations, statutes or agreements pertaining to the Airport, Federally Assisted Programs, airport concessionaires, affirmative action programs, air navigation facilities or public lands subject to disposal under the Southern Nevada Public Land Management Act that would prohibit, disallow or materially interfere with the Tenant operating its business in a normal and customary fashion on the Subleased Premises.

5.
All notices and other communications required or permitted to be given hereunder shall be in writing and given to Master Landlord as provided in Section 4.4 of the Master Lease and given to Tenant as provided in the Sublease or personally delivered or mailed by certified or registered mail, postage prepaid, or by Federal Express, Airborne Express, or similar overnight delivery service at the address for such party shown at the beginning of this Agreement (or at such other address as shall be designated in writing by the party in a notice given in accordance with the requirements hereof). Notice shall be deemed to have been given upon receipt or refusal.

6.
As between Master Landlord and Tenant, the non‑disturbance and recognition protection afforded to the Sublease and Tenant pursuant to this Agreement is in furtherance of the recognition and non‑disturbance protection afforded under Section 2.3 of the Master Lease.

7.
This Agreement shall inure to the benefit of the parties hereto, their successors and permitted assigns, including any permitted subtenant of the Subleased Premises. In the event of the assignment or transfer of the interest of Master Landlord under the Master Lease or the interest of Tenant in the Sublease, all obligations and liabilities (except those accruing prior to the date of such assignment or transfer) of the assignor under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom assignor’s interest is assigned or transferred.

8.
This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada. This Agreement cannot be altered or amended except pursuant to an instrument, in writing, signed by Landlord, Tenant and Master Landlord or their permitted successors or assignees. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.
Each covenant, condition and provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any covenant, condition or provision of this Agreement shall be held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid covenant, condition or provision had not been contained herein.

[SIGNATURES ON NEXT PAGE]

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as the date first set forth above.

LANDLORD:

BELTWAY BUSINESS PARK WAREHOUSE NO. 8, LLC, a Nevada limited liability company

By:	MAJESTIC BELTWAY WAREHOUSE BUILDINGS, LLC,
a Delaware limited liability company, its Manager

By:    MAJESTIC REALTY CO., a California corporation,     Manager’s Agent

By:
Name: Edward P. Roski, Jr.
Its: President and Chairman

By:    THOMAS & MACK BELTWAY, L.L.C.,
a Nevada limited liability company, its Manager

By:
Name:    Thomas A. Thomas
Its:    Manager

TENANT:

SWITCH, LTD.,
a Nevada limited liability company

By: _________________________
Name: ______________________
Its: _________________________

MASTER LANDLORD:

COUNTY OF CLARK, a political subdivision of the State of Nevada

By:_________________________________
Name: _______________________________
Its: __________________________________

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA        )
: ss.
COUNTY OF LOS ANGELES    )

On _________________________, 2019, before me, _____________________, a Notary Public, personally appeared ______________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

____________________________________
(Notary Signature)

STATE OF NEVADA    )
            : ss.
COUNTY OF CLARK    )
The foregoing instrument was acknowledged before me on __________________ 2019, by Thomas A. Thomas, as manager of Thomas & Mack Beltway, L.L.C., a manager of Beltway Business Park Warehouse No. 8, LLC, a Nevada limited liability company.

Notary Public
Residing at:
My Commission Expires:

STATE OF NEVADA    )
            : ss.
COUNTY OF CLARK    )
The foregoing instrument was acknowledged before me on __________________ 2019, by ___________________________, the _____________________ of SWITCH, LTD., a Nevada limited liability company.

Notary Public
Residing at:
My Commission Expires:
____________________________

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

STATE OF NEVADA )
:ss.
COUNTY OF CLARK )

The foregoing instrument was acknowledged before me this _____ day of _____________, 2019, by ___________________________, the ________________________ of the County of Clark, a political subdivision of the State of Nevada, on behalf of the County.

______________________________________
Notary Public
Residing at: ___________________________
My Commission Expires:
____________________________

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

Exhibit A
to
Recognition, Non-disturbance and Attornment Agreement

Legal Description of Property

(Attached)

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

LAND LEASE

BELTWAY BUSINESS PARK WAREHOUSE NO. 8, LLC,
a Nevada limited liability company

as Landlord,

and

SWITCH, LTD.,
a Nevada limited liability company

as Tenant

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.

EXHIBITS

A    DESCRIPTION OF THE PROPERTY
B    SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
C    ESTOPPEL CERTIFICATE
D    HAZARDOUS MATERIALS
E    CONFIRMATION OF LEASE TERM AND AMENDMENT TO LEASE
F    TENANT WORK LETTER
G    MASTER LEASE
H    FORM OF LETTER OF CREDIT
I    MEMORANDUM OF LEASE
J    RECOGNITION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.
i

INDEX OF DEFINED TERMS

TERM	PAGE
Additional Rent	7
Applicable Laws	11
Architect	19
Base Rent	2
Brokers	27
Building	1
Carbon Offset Costs	8
Carbon Tax	8
Code	1
Comparison Date	5
Condemnation	20
Constant Dollars	32
Consultant	15
Control	22
County	32
Declaration	33
Defaulting Party	27
Environmental Damages	13
Environmental Requirements	12
Event of Default	23
Force Majeure	30
Governmental Agency	13
Hazardous Material	12
Imposition	18
Index	5
Landlord	1, 17, 28
Landlord’s Maintenance Area	10
Lease Commencement Date	2
Lease Expiration Date	2
Lease Memorandum	29
Lease Month	4
Lease Term	2
Lease Year	4
Letter of Credit	5
Master Landlord	32
Master Lease	32
Monthly Maintenance Fee	10
Non-defaulting Party	27
Non-Razing Agreement	18
Notice and Acknowledgement	18

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.
ii

Notices	29
OFAC	31
Permitted Uses	2
Posted Security Requirements	18
Preliminary Plans	1
Property	1
Razing Covenant	18
Real Property Tax	7
Rent	7
Restoration	19
Sign	16
Subject Space	20
Tenant	1, 16
Tenant Affiliate	22
Tenant Group	13
Tenant Improvements	27
Tenant’s Alterations	18
Tenant’s Customer	22
Transfer	22
Transfer Notice	20
Transfer Premium	21
Transferee	20
Transfers	20

Jones Boulevard and Lindell Road
Las Vegas, Nevada
Switch, Ltd.
iii

CONFIRMATION OF LEASE TERM AND AMENDMENT TO LEASE
THIS CONFIRMATION OF LEASE TERM AND AMENDMENT TO LEASE (“Confirmation”) is made as of the 4th day of June 2019 by and between BELTWAY BUSINESS PARK WAREHOUSE NO. 8, LLC, a Nevada limited liability company (“Landlord”), and SWITCH, LTD., a Nevada limited liability company (“Tenant”). Landlord and Tenant agree as follows:
1.    Landlord and Tenant have entered into a Land Lease, dated March 13, 2019 (the “Lease”), in which Landlord leased to Tenant and Tenant leased from Landlord certain described land located at between Jones Boulevard and Lindell Road and Badura Avenue and Roy Horn Way, in Clark County, Nevada and more particularly described on Exhibit “A” attached to the Lease (the “Property”).
2.    Consistent with Sections 2.01 and 2.02 of the Lease, Landlord and Tenant hereby confirm the Lease Commencement Date and the Lease Expiration Date of the Lease Term (as defined in the Lease), and amend Section 1.05 of the Lease to conform to such dates. The pertinent dates are as follows:
a.    July 1, 2019 is the Lease Commencement Date; and
b.    June 2, 2069 is the Lease Expiration Date.
3.    Tenant confirms that:
a.    It has accepted possession of the Property as provided in the Lease;
b.    The Lease has not been modified, altered, or amended, except as provided in this Confirmation and as follows: __________N/A___________; and
c.    The Lease is in full force and effect.
4.    The provisions of this Confirmation shall inure to the benefit, or bind, as the case may require, Landlord, Tenant, and their respective permitted successors and assigns.
[Intentionally left blank--signature page to follow]

DATED as of the date first written above.

LANDLORD:	TENANT:

BELTWAY BUSINESS PARK WAREHOUSE NO. 8, LLC,	SWITCH, LTD.,
a Nevada limited liability company	a Nevada limited liability company

By: MAJESTIC BELTWAY WAREHOUSE
BUILDINGS, LLC, a Delaware	By: /s/ Thomas Morton
limited liability company, its Manager	Printed Name: Thomas Morton
Its: President
By: MAJESTIC REALTY CO.,
a California corporation, Manager’s Agent

By: /s/ Edward P. Roski, Jr.
Printed Name: Edward P. Roski, Jr.
Its: President and Chairman of the Board

By:
Printed Name:
Its:

By: THOMAS & MACK BELTWAY, LLC,
a Nevada limited liability company,
its Manager

By: /s/ George L. Ralphs
Printed Name: George L. Ralphs
Its: Attorney in Fact for Thomas A. Thomas, Manager

2